                                                          Semiannual Report
                                                          as of October 31, 1999

                        EVERGREEN LONG TERM BOND FUNDS


                                                        [LOGO OF EVERGREEN FUND]

                               Table of Contents

Letter to Shareholders ..................................................    1

Evergreen Diversified Bond Fund

   Fund at a Glance .....................................................    2

   Portfolio Manager Interview ..........................................    3

Evergreen High Yield Bond Fund

   Fund at a Glance .....................................................    5

   Portfolio Manager Interview ..........................................    6

Evergreen Strategic Income Fund

   Fund at a Glance .....................................................    8

   Portfolio Manager Interview ..........................................    9

Evergreen U.S. Government Fund

   Fund at a Glance .....................................................   12

   Portfolio Manager Interview ..........................................   13

Financial Highlights

   Evergreen Diversified Bond Fund ......................................   15

   Evergreen High Yield Bond Fund .......................................   17

   Evergreen Strategic Income Fund ......................................   19

   Evergreen U.S. Government Fund .......................................   21

Schedule of Investments

   Evergreen Diversified Bond Fund ......................................   23

   Evergreen High Yield Bond Fund .......................................   28

   Evergreen Strategic Income Fund ......................................   33

   Evergreen U.S. Government Fund .......................................   38

Statements of Assets and Liabilities ....................................   40

Statements of Operations ................................................   41

Statements of Changes in Net Assets .....................................   42

Combined Notes to Financial
Statements ..............................................................   44

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:  ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed

                          Evergreen Distributor, Inc.
    Evergreen/SM/ is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  December 1999


[PHOTO]

William M. Ennis
President and CEO

Dear Shareholders,

We are pleased to provide the Evergreen Long Term Bond Funds semiannual report, which covers the six-month period ended October 31, 1999.

Uncertainty over Interest Rates Influences the Markets

The last year has been a difficult environment for fixed-income investors. After the Federal Reserve Board lowered interest rates three times in 1998 in an attempt to insulate the U.S. economy from global economic turmoil, it reversed course halfway through 1999 and raised interest rates twice during the fiscal period because of concerns about an overheated U.S. economy. Amidst the volatility, the yield on the bellwether 30-year Treasury bond rose from a low of 4.72% in October of 1998 to 6.16% by October 31, 1999, the end of the fiscal period.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We believe bonds are relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

Evergreen Funds is Ready for
the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis
William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

/1/ The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                             Diversified Bond Fund

                    Fund at a Glance as of October 31, 1999

Portfolio
Management
----------

[PHOTO]

Gary E. Pzegeo, CFA
Tenure: January 1999

CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

PERFORMANCE AND RETURNS/2/

Portfolio Inception Date 9/11/1935  Class A   Class B     Class C   Class Y
Class Inception Date               1/20/1998  9/11/1935  4/7/1998   2/11/1998
 ................................................................................
Average Annual Returns*
 ................................................................................
6 months with sales charge            -7.11%   -7.57%   -3.80%       n/a
 ................................................................................
6 months w/o sales charge             -2.49%   -2.85%   -2.85%   -2.36%
 ................................................................................
1 year with sales charge              -6.17%   -6.84%   -3.15%       n/a
 ................................................................................
1 year w/o sales charge               -1.47%   -2.21%   -2.23%   -1.23%
 ................................................................................
5 years                                6.28%    6.22%    6.52%    7.43%
 ................................................................................
10 years                               6.73%    6.36%    6.34%    7.43%
 ................................................................................
Since Portfolio Inception              6.98%    6.82%    6.81%    7.12%
 ................................................................................
Maximum Sales Charge                   4.75%    5.00%    1.00%       n/a
 ................................................................................
                                     Front End  CDSC     CDSC
 ................................................................................
30-day SEC yield                       6.13%   5.69%     5.69%    6.69%
 ................................................................................
6-month distributions
per share                             $0.50   $0.44     $0.44    $0.52
 ................................................................................
 * Adjusted for maximum applicable sales charge.



                               LONG TERM GROWTH

                                 [LINE GRAPH]


                                                                    Evergreen
                                       Lehman Brothers             Diversified
                  CPI                     Aggregate                  Bond B
                  ---                  ---------------             -----------
10/31/89        10,000                     10,000                    10,000
10/31/90        10,629                     10,631                     9,440
10/31/91        10,939                     12,312                    11,197
10/31/92        11,290                     13,523                    12,518
10/31/93        11,600                     15,128                    14,406
10/31/94        11,903                     14,573                    13,500
10/31/95        12,237                     16,853                    15,124
10/31/96        12,604                     17,839                    16,128
10/31/97        12,866                     19,430                    17,867
10/31/98        13,057                     21,238                    18,949
10/31/99        13,432                     21,351                    18,526


Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class B shares/2/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged, fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

The LBABI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Diversified Bond Fund

                          Portfolio Manager Interview

How did Evergreen Diversified Bond Fund perform over the past six months?

Evergreen Diversified Bond Fund Class B shares returned -2.85% for the six-month period ended October 31, 1999. Performance is before deduction of any applicable sales charges. In comparison, the average return of the BBB-Rated Corporate Debt funds followed by Lipper, Inc., an independent monitor of mutual fund performance, was -1.66% for the same period. The Lehman Brothers Aggregate Bond Index returned -0.15% for the same period. While we never like to see a negative return, we attribute the Fund's performance to the global rise in interest rates, which occurred during the entire fiscal period. Rising interest rates push the prices of all fixed-income investments lower.


                      Portfolio
                    Characteristics
                    ---------------

  Total Net Assets                       $421,972,675
  ...................................................
  Average Credit Quality                           A+
  ...................................................
  Average Maturity                         10.5 years
  ...................................................
  Average Duration                          5.4 years
  ...................................................

Why did interest rates rise?

Interest rates moved higher on investors' concerns that stronger-than-expected economic growth would stimulate inflation. In early 1999, many investors expected weak growth abroad to dampen the U.S. economy. However, international economies experienced faster and more sustainable recoveries from the financial crisis of 1998 than many investors had anticipated. Investors monitored increases in commodities prices--particularly for oil and industrial metals, such as copper and aluminum--and ongoing strength in the labor market. As of October 1999, a relatively high 67% of the population was participating in the labor force, and at 4.1%, the unemployment rate continued to reach new lows. Investors, concerned that excessive economic growth would spark inflation, watched particularly closely for signs of upward pressure on labor costs. As the economy steamed ahead, investors pushed interest rates higher and bond prices lower. The Federal Reserve Board confirmed these concerns, raising interest rates twice during the period. The yield on the benchmark 30-year U.S. Treasury bond rose from 5.66% on April 30, 1999 to 6.16% at the end of the fiscal period.

What else affected bond prices during that time?

Investors witnessed heavy corporate bond supply and reduced liquidity, in addition to rising interest rates. Bond supply increased as issuers sold bonds to prepare for Y2K and to buy back previously issued stock to bolster returns. While supply increased, liquidity became dramatically restricted. Many Wall Street firms had suffered heavy losses during the financial crisis of 1998, and in response, reduced the capital allotted to trading desks. As a result, firms that traditionally had been aggressive bidders of bonds, providing substantial support to prices, became reluctant to increase their inventories. Bids from these firms became cautious, eroding the prices of bonds. While the environment deteriorated in the United States, growth prospects appeared brighter abroad. International investors--long attracted to the United States--began to direct their cash flows overseas. This reduced the supply of capital further, and pushed bond prices lower. The supply/demand imbalance caused the yield advantages provided by corporate bonds versus U.S. Treasuries to increase, as investors demanded greater compensation for credit risk and decreased liquidity. Yield advantages or "spreads" for high-quality bonds reached the highest levels since 1990.

                                   EVERGREEN
                             Diversified Bond Fund

                          Portfolio Manager Interview


                             PORTFOLIO COMPOSITION
                       (based on 10/31/1999 net assets)

                                  [PIE CHART]

Corporate Bonds -- 39.4%
Collateralized Mortgage Obligations -- 16.1%
Yankee Obligations -- 9.4%
U.S. Treasury Obligations -- 9.3%
Mortgage-backed Securities -- 8.8%
Foreign Bonds -- 8.1%
Repurchase Agreement -- 4.0%
Asset-backed Securities -- 2.9%
Other Investment and Other
 Assets & Liabilities (net) -- 2.0%

How did you manage the Fund in this environment?

We positioned the Fund for a rising interest rate environment, but particularly focused on selecting bonds with attractive relative value. We reduced high yield holdings, which had reached performance targets earlier in the year, and took advantage of the extremely attractive yield premiums provided by high-quality domestic corporate bonds and international bonds, boosting the Fund's total return potential. We expect yield relationships to begin a return to more historical standards, which would cause these bonds to outperform other sectors. The international holdings, which include Germany, Denmark, Canada, Argentina and Sweden, enabled the Fund to benefit from the favorable growth prospects abroad. We also sold bonds with 3 to 10-year maturities in anticipation of higher rates, reinvesting proceeds in bonds with maturities from zero to three years. This enhanced price stability when interest rates rose.

                               PORTFOLIO QUALITY
                     (based on 10/31/1999 portfolio assets)

                                  [PIE CHART]


AAA -- 37.5%
AA -- 9.6%
A -- 14.5%
BBB -- 8.5%
BB -- 11.0%
B -- 12.3%
NR -- 6.6%


What is your outlook over the next six months?

With 1999 shaping up to be the second worst year for bonds since modern market indices have been followed--1994 was worse--we are cautiously optimistic going forward. We think long-term interest rates are at very attractive levels, in light of the continued low level of inflation. While short-term interest rates may rise a bit more as the Federal Reserve Board fine-tunes the economy, we believe most of the rate hikes are over. In our opinion, the rise in interest rates has been cyclical and the longer-term secular forces that have caused interest rates to decline since 1981 are still very much in place. These include the globalization of economies, increasing levels of productivity, and the world's central banks actively fighting inflation.

We believe there is opportunity in the bond market, particularly in sectors that have a risk premium, such as corporate and international bonds. Investors have discounted a lot of bad news, which should cushion prices, and we think supply will begin to subside. This should prompt yield relationships to return to normal. We also think there is value abroad. The prospects for growth in developed global markets are positive, which should benefit the performance of their currencies. The Fund's larger and more diversified international position, as well as its corporate holdings, secured at very attractive levels, should perform well in such an environment.

                                   EVERGREEN
                             High Yield Bond Fund

                    Fund at a Glance as of October 31, 1999

Portfolio
Management
----------

[PHOTO]

Prescott B. Crocker, CFA
Tenure: February 1997

CURRENT INVESTMENT STYLE /1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

Funds that invest in high yield, lower rated bonds may contain more risk due to the increased possibility of default.

The LBABI and the MLHYMI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Performance and Returns/2/

Portfolio Inception Date 9/11/1935     Class A   Class B    Class C    Class Y
Class Inception Date                 1/20/1998  9/11/1935  1/21/1998  4/14/1998
 ................................................................................
Average Annual Returns*
 ................................................................................
6 months with sales charge                -6.07%   -6.52%   -2.76%       n/a
 ................................................................................
6 months w/o sales charge                 -1.44%   -1.82%   -1.82%     -1.32%
--------------------------------------------------------------------------------
1 year with sales charge                   3.63%    2.98%    6.94%       n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                    8.74%    7.94%    7.94%      9.01%
--------------------------------------------------------------------------------
3 years                                    4.18%    4.30%    5.13%      6.08%
--------------------------------------------------------------------------------
5 years                                    5.64%    5.61%    5.88%      6.88%
--------------------------------------------------------------------------------
10 years                                   7.17%    6.83%    6.83%      7.92%
--------------------------------------------------------------------------------
Since Portfolio Inception                  8.39%    8.24%    8.22%      8.53%
--------------------------------------------------------------------------------
Maximum Sales Charge                       4.75%    5.00%    1.00%       n/a
                                         Front End  CDSC     CDSC
 ................................................................................
30-day SEC yield                           8.22%    7.87%    7.87%      8.90%
 ................................................................................
6-month distributions
per share                                  $0.18    $0.17   $0.17      $0.19
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge.


                                LONG TERM GROWTH

                                  [LINE GRAPH]

                          Lehman Brothers     Evergreen High     ML High Yield
                CPI          Aggregate         Yield Bond B        Master I
                ---       ---------------     --------------     -------------
10/31/89      10,000          10,000              10,000            10,000
10/31/90      10,629          10,631               8,088            10,293
10/31/91      10,939          12,312              10,725            10,339
10/31/92      11,290          13,523              12,371             9,871
10/31/93      11,600          15,128              15,643            10,190
10/31/94      11,903          14,573              14,546            10,026
10/31/95      12,237          16,853              15,691            10,082
10/31/96      12,604          17,839              16,656            10,087
10/31/97      12,866          19,430              18,902            10,051
10/31/98      13,057          21,238              17,937             9,786
10/31/99      13,432          21,351              19,357             9,946


Comparison of a $10,000 investment in Evergreen High Yield Bond Fund, Class B Shares/2/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged, fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.

                                   EVERGREEN
                             High Yield Bond Fund

                          Portfolio Manager Interview

How did Evergreen High Yield Bond Fund perform over the past six months?

The Fund performed well when measured against its competitive universe. For the six-month period ended October 31, 1999, Class B shares returned -1.82%. Performance is before deduction of any applicable sales charges. In comparison, the average return for the high yield bond funds followed by Lipper, Inc., an independent monitor of mutual fund performance, was -3.53%. The Merrill Lynch High Yield Master Index, the Fund's benchmark, returned -2.69% for the same period. While we are disappointed to see negative returns, we attribute the Fund's absolute performance to the extremely negative interest rate environment in both global and domestic markets. We believe the Fund outperformed its competitive group because it maximized its weighting in sectors that generated the strongest performance in the high yield bond market, and had little to no weighting in those sectors that most significantly underperformed.


                        Portfolio
                      Characteristics
                      ---------------
  Total Net Assets                       $354,735,544
  ...................................................
  Average Credit Quality                            B
  ...................................................
  Average Maturity                          8.9 years
  ...................................................
  Average Duration                          4.6 years
  ...................................................

What caused bond prices to fall?

High yield bond prices fell because of rising interest rates, a rising default rate, which prompted growing concerns about credit risk, and reduced market liquidity. Higher interest rates pushed bond prices lower, as investors became increasingly concerned that stronger-than-expected economic growth would renew inflation. As we entered 1999, many investors expected fragile recoveries from 1998's international financial crisis to dampen U.S. economic growth. Instead, the turnaround in many foreign economies was faster and more sustainable than investors anticipated. Meanwhile, economic growth in the United States remained vibrant. Investors, concerned about inflationary pressures, reacted negatively to a particularly strong labor market and rising commodity prices. The Federal Reserve Board echoed these concerns, raising interest rates two times during the period.

Prices in the high yield bond market slumped even further on news of a rising default rate and restricted market liquidity. Much of the default rate's increase was due to the relaxed underwriting standards of 1997 and 1998. At that time, a healthy economy, strong cash flows and the low level of interest rates caused many investors to stretch for yield. Many investors relaxed their credit standards to put heavy cash flows to work and secure what appeared to be attractive yields. Further, underwriters attempted to meet strong investor demand by bringing deals to market that would have not been accepted under more normal circumstances.

Restricted market liquidity also put pressure on prices. Cash flows into high yield bond funds slowed dramatically from recent years. On a year-to-date basis as of October 31, 1999, cash flows into high yield bond mutual funds declined to $5.9 billion from $19.3 billion for all of 1998, and were negative for much of the period. Further, many Wall Street firms reduced the capital allotted to their fixed-income trading desks in 1999, because of the heavy losses they incurred during 1998's financial crisis. Traders were reluctant to add to bond positions due to limited capital. As a result of their cautious bidding, price support eroded further.

                                   EVERGREEN
                             High Yield Bond Fund

                          Portfolio Manager Interview

                            PORTFOLIO CREDIT QUALITY
                     (based on 10/31/1999 portfolio assets)

                                  [PIE CHART]

BB -- 13.1%
B -- 75.2%
CCC -- 8.4%
CC -- 0.3%
Not Rated -- 3.0%

What strategies did you use in managing the Fund?

We used several strategies that helped protect the Fund from the market's deteriorating conditions. Credit selection was key. We emphasized large, liquid bond issues, maximizing the Fund's holdings in telecommunications and wireless communications-- sectors that generated the strongest performance. At the same time, the Fund had minimal to zero exposure to sectors that generated the weakest performance, namely food retailing, cosmetics and specialty retailing. We also reduced the Fund's "CCC"-rated position from 10% to 5%, early in the period, a move that benefited performance as investors became increasingly concerned about credit risk and reduced liquidity. Lastly, the Fund's holdings in equity warrants boosted performance, when their underlying stock prices rose along with the market. Warrants are options that give the holder a right to purchase the issuer's common stock at a specified price during a specified period of time.

                             PORTFOLIO COMPOSITION
                       (based on 10/31/1999 net assets)

Corporate Bonds -- 74.2%
Yankee Obligations -- 11.5%
Preferred Stocks -- 6.5%
Common Stocks and Warrants -- 4.7%
Other Investments and Other
 Assets and Liabilities (net) -- 3.1%

What is your outlook for high yield bonds over the next six months?

We are optimistic about the opportunities available in high yield bonds. As we write this report, heading into the final months of 1999, market conditions have begun to improve and a rally has commenced. We continue to monitor tight labor markets and stock market "exuberance". However, signs of a slower, but still solid rate of growth have emerged and inflation remains minimal. Further, the calendar for high yield bond issuance is light, which should relieve some of the supply/demand imbalance. A background of steady economic growth and low inflation should bode well for high yield bonds, prompting yield premiums to return to more normal historical standards and causing high yield bonds to outperform their higher-quality counterparts.

The events of the past fiscal period underscore the importance of understanding and monitoring credit risk in the high yield bond market. Your Fund's management team thoroughly analyzes and closely follows each portfolio holding. Additionally, the Fund is limited in the percentage of assets that can be invested in "CCC"-rated bonds and cannot invest in emerging market debt or equities. Through responsible risk management and careful security selection, your Fund's management team is dedicated to achieving superior investment results.

                                   EVERGREEN
                             Strategic Income Fund

                   Fund at a Glance as of October 31, 1999

Portfolio
Management
----------

[PHOTO]

Prescott B. Crocker, CFA
Tenure: February 1997

CURRENT INVESTMENT STYLE /1/

[GRAPHIC]


Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Funds that invest in high yield, lower rated bonds may contain more risks due to the increased possibility of default.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

The LBABI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


PERFORMANCE AND RETURNS/2/

Portfolio Inception Date 4/14/1987  Class A   Class B   Class C   Class Y
Class Inception Date               4/14/1987  2/1/1993  2/1/1993  1/13/1997
 ................................................................................
Average Annual Returns*
 ................................................................................
6 months with sales charge          -6.48%    -6.84%     -3.09%        n/a
 ................................................................................
6 months w/o sales charge           -1.79%    -2.15%     -2.16%     -1.04%
 ................................................................................
1 year with sales charge            -1.30%    -2.24%      1.55%        n/a
 ................................................................................
1 year w/o sales charge              3.57%     2.51%      2.50%      4.53%
 ................................................................................
3 years                              3.17%     3.15%      4.00%      4.45%
 ................................................................................
5 years                              4.95%     4.87%      5.16%      5.73%
 ................................................................................
10 years                             7.00%     6.90%      6.88%      7.38%
 ................................................................................
Since Portfolio Inception            6.49%     6.42%      6.41%      6.80%
 ................................................................................
Maximum Sales Charge                 4.75%     5.00%      1.00%        n/a
                                  Front End     CDSC       CDSC
 ................................................................................
30-day SEC yield                     7.81%     7.44%      7.44%      8.45%
 ................................................................................
6-month distributions
per share                           $0.29     $0.26      $0.26      $0.29
 ................................................................................
 * Adjusted for maximum applicable sales charge.


                                LONG TERM GROWTH

                                 [LINE GRAPH]

                                       Lehman Brothers             Evergreen
                  CPI                     Aggregate               Strat Inc A
                  ---                  ---------------            -----------
10/31/89        10,000                     10,000                     9,529
10/31/90        10,629                     10,631                     7,341
10/31/91        10,939                     12,312                     9,922
10/31/92        11,290                     13,523                    11,593
10/31/93        11,600                     15,128                    15,365
10/31/94        11,903                     14,573                    14,702
10/31/95        12,237                     16,853                    15,594
10/31/96        12,604                     17,839                    17,049
10/31/97        12,866                     19,430                    18,693
10/31/98        13,057                     21,238                    18,994
10/31/99        13,432                     21,351                    19,667



Comparison of a $10,000 investment in Evergreen Strategic Income Fund, Class A shares/2/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged, fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

                                   EVERGREEN
                             Strategic Income Fund


                          Portfolio Manager Interview

How did Evergreen Strategic Income Fund perform over the past six-months?

The Fund turned in a strong performance relative to its competitive universe, performing well in light of a difficult market environment. For the six-month period ended October 31, 1999, Class A shares returned -1.79%. Performance is before deduction of any applicable sales charges. In comparison, the average return of the multi-sector income funds followed by Lipper, Inc., an independent monitor of mutual fund performance, was -2.28%. The Lehman Brothers Aggregate Bond Index returned -0.15% and the benchmark 10-year U.S. Treasury fell by -2.12% for the same period. While we never like to see negative returns, we attribute the Fund's decline to the global rise in interest rates that occurred during the entire fiscal period. Rising interest rates push the prices of fixed-income securities lower. We believe the Fund outperformed its competitive universe because of fewer credit challenges in the high yield bond sector.

                     Portfolio
                  Characteristics
                  ---------------

  Total Net Assets                       $282,603,675
  ...................................................
  Average Credit Quality                         BBB+
  ...................................................
  Average Maturity                         11.2 years
  ...................................................
  Average Duration                          4.9 years
  ...................................................

How were the Fund's assets allocated, as of October 31, 1999?

The Fund's assets were allocated as follows: High yield bonds: 43%; Foreign bonds: 32%; and U.S. Government securities: 25%. The Fund's foreign investments included the governments of Poland and Greece, as well as Danish mortgage-backed securities, which carry the full faith and guarantee of the Danish government; and corporate bonds from Brazil, Canada, Mexico and the European Economic Community. A portion of the Fund's holdings were denominated in the euro and the Japanese yen.


                              PORTFOLIO COMPOSITION

                        (based on 10/31/1999 net assets)

                                  [PIE CHART]


Corporate Bonds -- 36.8%
Foreign Corporate Bonds -- 21.9%
Mortgage-backed Securities -- 15.2%
Yankees Obligations -- 10.2%
U.S. Treasury Obligations -- 10.2%
Stock and Warrants -- 2.9%
Other Investments, and Other
 Assets and Liabilities, net -- 2.8%

Why did interest rates rise?

Interest rates rose on investors' concerns that stronger-than-expected economic growth would cause a resurgence in inflation. As 1999 began, many investors expected the international recoveries from 1998's financial crisis would be weak, draining economic growth in the United States. The recoveries were faster and more sustainable than most investors anticipated, however, and U.S. economic health remained vibrant. The U.S. labor market, in particular, was robust; and as investors became increasingly concerned about rising labor costs and higher commodity prices, they pushed bond prices lower and interest rates higher. The Federal Reserve raised interest rates twice during the period. The yield on

                                   EVERGREEN
                             Strategic Income Fund

                          Portfolio Manager Interview

the benchmark 30-year U.S. Treasury rose from 5.66% on April 30, 1999 to 6.16% on October 31, 1999.

What happened in the high yield and international sectors?

High yield bonds incurred a steeper price decline than their higher-rated counterparts, because of restricted liquidity and a rising default rate. In the foreign sector yields rose as prospects for economic growth improved and as international capital markets sought to attract global cash flows. Foreign currencies--particularly the euro--benefited from the brighter investment outlook abroad.

Reduced market liquidity took a heavy toll on high yield bond prices. Cash flows into high yield bond mutual funds declined from $19.3 billion in 1998 to $5.9 billion for the year-to-date period ending October 31, 1999, and were negative for much of the fiscal period. Many Wall Street firms had suffered heavy losses during the financial crisis of 1998 and as a result, curtailed the capital available to their fixed-income trading desks. Traders, reluctant to commit their limited capital, became cautious in bidding bonds, which put downward pressure on prices.

A rising default rate also pushed prices lower in the high yield sector. Much of the increase came from bonds issued in 1997 and 1998 when many investors relaxed their credit requirements and many firms loosened their underwriting standards. At that time, with a healthy economy, low interest rates and cash flows surging into the high yield bond market, demand was extraordinarily strong. Many investors sought to put cash flows to work, as well as to stretch for yield. On the supply side, many companies took advantage of such favorable market conditions and issued bonds. Underwriters also lowered their credit standards because of the strong demand. Many of the companies that issued bonds during this time may not have met investors' or underwriters' credit standards under more normal market conditions.

The combination of higher U.S. interest rates and stronger foreign economic growth pushed international interest rates higher. Unlike the environment in the United States, stronger growth overseas was perceived as positive by investors because many foreign economies had been experiencing sluggish growth. Prices for emerging market debt rallied considerably. The brighter outlook also caused several currencies--particularly the euro and the Japanese yen--to rise substantially versus the U.S. dollar.


                                PORTFOLIO QUALITY

                     (based on 10/31/1999 portfolio assets)

[PIE CHART]


AAA -- 23.1%
AA -- 3.0%
A -- 5.3%
BB -- 11.7%
B -- 30.0%
CCC -- 3.6%
Not Rated -- 22.2%
Lower than CCC -- 1.1%

What strategies did you use in managing the Fund?

We emphasized the high yield and foreign sectors, minimizing the Fund's holdings in U.S. government securities and maximizing holdings in emerging market debt. In the high yield sector, we emphasized large, liquid bond issues, and maximized the Fund's holdings in telecommunications and wireless communications--sectors that generated the strongest performance. The Fund also had zero to minimal exposure to sectors that generated the weakest performance, namely food retailing, cosmetics and specialty. In the international portion, the Fund's position in Brazil contributed solidly to returns, as the country benefited from the recent rise in oil prices as well as a renewed confidence after the currency was devalued earlier this year. The Fund also was actively involved in foreign currency rallies, particularly the euro and the Japanese yen.

                                   EVERGREEN
                             Strategic Income Fund

                          Portfolio Manager Interview


What is your outlook for the next six months?

We are optimistic about opportunities available for the Fund, particularly in the foreign sector. We expect European economic growth to accelerate as we head into the new year. Also, growth prospects in Canada--which typically lag the United States by six months--appear to be favorable. Substantial cash flows have been moving into Canada, an event that can be seen by the rise in their stock market. The Fund is positioned to benefit from the favorable outlook in both Europe and Canada, through its investment in their respective currencies. Our outlook for the domestic bond market is cautiously optimistic. We think short-term interest rates could move higher as the Federal Reserve Board fine-tunes the economy. However, we expect long-term interest rates to decline on signs of slower, but still solid, economic growth and low inflation.

The events of the past fiscal period underscore the importance of having diverse and flexible investment parameters. Although conditions may be temporarily unsettled in one market sector, your Fund's global perspective provides significant potential for opportunity. Your Fund's management team is dedicated to achieving superior investment results. Through in-depth analysis and careful security selection in a global market, we believe the Fund can deliver substantial returns to the long-term investor.

                                   EVERGREEN
                             U.S. Government Fund

                    Fund at a glance as of October 31, 1999

Portfolio Management
--------------------

[PHOTO]

Rollin C. Williams, CFA
Tenure: January 1993

CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class Y would have been higher.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

The LBITGBI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Performance and Returns/2/

Portfolio Inception Date 1/11/1993  Class A   Class B  Class C  Class Y
Class Inception Date               1/11/1993 1/11/1993 9/2/1994  9/2/1993
 ................................................................................
Average Annual Returns*
 ................................................................................
6 months with sales charge          -5.56%   -6.04%   -2.19%     n/a
 ................................................................................
6 months w/o sales charge           -0.86%   -1.23%   -1.23%   -0.73%
 ................................................................................
1 year with sales charge            -5.58%   -6.33%   -2.59%     n/a
 ................................................................................
1 year w/o sales charge             -0.91%   -1.65%   -1.65%   -0.66%
 ................................................................................
3 years                              3.49%    3.51%    4.41%    5.46%
 ................................................................................
5 years                              5.84%    5.78%    6.09%    7.16%
 ................................................................................
Since Portfolio Inception            4.79%    4.82%    4.95%    5.78%
 ................................................................................
Maximum Sales Charge                 4.75%    5.00%    1.00%     n/a
                                   Front End  CDSC     CDSC
 ................................................................................
30-day SEC yield                     5.58%    5.11%    5.11%    6.11%
 ................................................................................
6-month distributions per share     $0.28    $0.24    $0.24    $0.29
 ................................................................................
 * Adjusted for maximum applicable sales charge.

                               LONG TERM GROWTH

                                 [LINE GRAPH]

                                       Lehman Brothers             Evergreen
                  CPI                    Interm Govt               US Govt A
                  ---                  ---------------             ---------
01/31/93        10,000                     10,000                     9,526
10/31/93        10,217                     10,628                    10,173
10/31/94        10,484                     10,447                     9,770
10/31/95        10,778                     11,679                    11,159
10/31/96        11,101                     12,341                    11,711
10/31/97        11,332                     13,246                    12,632
10/31/98        11,501                     14,506                    13,760
10/31/99        11,831                     14,624                    13,632


Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares/2/, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI), and the Consumer Price Index (CPI).

The Lehman Brothers Intermediate Term Government Bond Index is an unmanaged fixed income index of U.S. government securities with maturities of less than 10 years.

                                   EVERGREEN
                             U. S. Government Fund

Portfolio Manager Interview

How did Evergreen U.S. Government Fund perform over the past six months?

The Fund performed well in light of the difficult interest rate environment, outperforming its competitive universe. For the six-month period ended October 31, 1999, Class A shares returned -0.86%. Performance is before deduction of any applicable sales charges. While we never like to see a negative return, we attribute the results to the rising interest rate environment that occurred during the entire fiscal period, pushing the prices of all fixed-income investments lower. In comparison to the Fund, the average return of the U.S. government funds followed by Lipper, Inc., an independent monitor of mutual fund performance, was -1.11% for the same period. The Lehman Brothers Intermediate Term Government Bond Index returned 0.74%, during that time. The index, unlike a mutual fund, does not incur expenses, and represents bonds with a maturity range that is shorter and more limited than the Fund's investment parameters. In our opinion, the Fund's greater flexibility enables it to generate higher returns over a longer-term horizon.


                     Portfolio
                  Characteristics
                  ---------------
  Total Net Assets                       $477,812,928
  ...................................................
  Average Credit Quality                          AA+
  ...................................................
  Average Maturity                         7.99 years
  ...................................................
  Average Duration                         4.73 years
  ...................................................

Why did interest rates rise?

Interest rates rose on investors' concerns that the U.S. economy would overheat and rekindle inflation. The yield on the benchmark 30-year U.S. Treasury bond stood at 5.66% on April 30, 1999 and rose to 6.16% on October 31, 1999. At the beginning of 1999, many investors expected world economic growth to be weak, as nations recovered from 1998's international financial crisis. Further, many investors believed that fragile foreign growth would derail the U.S. economy. Recoveries occurred faster and were more sustainable than generally expected, however, and domestic economic growth remained hearty. Investors monitored reports of ongoing strength in the labor market and rising commodity prices; the price of gold rose from a low of $254 per ounce to a high of $326 per ounce during the period. As sentiment turned to concerns about future inflation, investors pushed interest rates higher and bond prices lower. The Federal Reserve Board shared these concerns and raised interest rates twice during the period.

What strategies did you use to manage the Fund?

In July 1999, Evergreen U.S. Intermediate Government Fund merged with Evergreen U.S. Government Fund because of the two funds' similar investment objectives. The combined assets totaled approximately $478 million as of October 31, 1999. Some of our strategies were geared toward blending the assets--for example, consolidating positions. Overall, we maintained an emphasis on quality and income, and fine-tuned duration. Duration measures a fund's sensitivity to changes in interest rates, and is stated in years. As of October 31, 1999, approximately 75% of net assets were invested in securities rated "AAA". Also as of that date, 46% of net assets were invested in mortgage-backed securities and collateralized mortgage obligation securities (CMOs). These securities carry a "AAA" rating, and provide both an attractive stream of income and an attractive yield premium compared to U.S. Treasuries with similar maturities.

                                   EVERGREEN
                             U. S. Government Fund

Portfolio Manager Interview

We adjusted the Fund's duration to reflect our short-to-intermediate term interest rate outlook. Shortening duration decreases a fund's sensitivity to changes in interest rates. Because shortening duration enhances price stability, a fund's duration may be decreased to reflect expectations of higher interest rates. In contrast, lengthening duration increases interest rate sensitivity. Typically, a fund's duration is lengthened in anticipation of a decline in interest rates to increase total return potential. As of October 31, 1999, the Fund's duration was 4.73 years.

                      Maturity
                     Breakdown
                     ---------
          (based on 10/31/1999 portfolio assets)

  0-1 years:                                     6.7%
  ...................................................
  1-5 years:                                    15.9%
  ...................................................
  5-10 years:                                   16.4%
  ...................................................
  10-20 years:                                  11.2%
  ...................................................
  20-30 years:                                  49.8%
  ...................................................

What is your outlook for the next six months?

We are cautiously optimistic. Looking ahead into 2000, we anticipate a slowdown in economic growth, which should benefit bond investors. We believe many companies will be working off inventories and there are signs of a slower housing sector. Also, the consumer has begun to accumulate a greater debt burden. That could lead to credit card problems, and with the approach of elections and Chairman Greenspan's term expiring, investors could face some uncertainty. In that environment, we think investors will demonstrate a preference for quality.

We believe the Fund is well-positioned for such an environment, with its emphasis on quality and income. We will continue to seek attractive relative value. While maintaining that emphasis, we will fine-tune the Fund's sensitivity in anticipation of interest rate changes.

                                   EVERGREEN
                             DIVERSIFIED BOND FUND

                              Financial Highlights
                (For a share outstanding throughout each period)


                                    Six Months Ended   Year Ended April 30,
                                    October 31, 1999 ------------------------
                                      (Unaudited)      1999      1998 (a)#
CLASS A SHARES
Net asset value, beginning of
 period                                 $  15.48     $    15.92  $    16.08
                                        --------     ----------  ----------
Income from investment operations
Net investment income                       0.49           0.97        0.30
Net realized and unrealized gains
 or losses on securities                   (0.87)         (0.44)      (0.16)++
                                        --------     ----------  ----------
Total from investment operations           (0.38)          0.53        0.14
                                        --------     ----------  ----------
Distributions to shareholders from
 net investment income                     (0.50)         (0.97)      (0.30)
                                        --------     ----------  ----------
Net asset value, end of period          $  14.60     $    15.48  $    15.92
                                        --------     ----------  ----------
Total return*                              (2.49%)         3.35%       0.85%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $381,659     $  444,273  $  501,547
Ratios to average net assets
 Expenses+++                                1.21%+         1.23%       1.08%+
 Net investment income                      6.44%+         6.12%       6.68%+
Portfolio turnover rate                       94%           141%        109%

                         Six Months Ended   Year Ended April 30,             Year Ended August 31,
                         October 31, 1999 ------------------------  --------------------------------------
                           (Unaudited)      1999       1998 (b)#      1997      1996      1995      1994
CLASS B SHARES
Net asset value,
 beginning of period         $ 15.48      $    15.92   $    15.42   $  14.65  $  15.09  $  15.28  $  17.06
                             -------      ----------   ----------   --------  --------  --------  --------
Income from investment
 operations
Net investment income           0.43            0.86         0.61       0.91      0.95      1.06      1.06
Net realized and
 unrealized gains or
 losses on securities          (0.87)          (0.45)        0.50       0.84     (0.35)     0.11     (1.62)
                             -------      ----------   ----------   --------  --------  --------  --------
Total from investment
 operations                    (0.44)           0.41         1.11       1.75      0.60      1.17     (0.56)
                             -------      ----------   ----------   --------  --------  --------  --------
Distributions to
 shareholders from
Net investment income          (0.44)          (0.85)       (0.61)     (0.98)    (0.96)    (1.28)    (1.22)
Tax basis return of
 capital                           0               0            0          0     (0.08)    (0.08)        0
                             -------      ----------   ----------   --------  --------  --------  --------
Total distributions to
 shareholders                  (0.44)          (0.85)       (0.61)     (0.98)    (1.04)    (1.36)    (1.22)
                             -------      ----------   ----------   --------  --------  --------  --------
Net asset value, end of
 period                      $ 14.60      $    15.48   $    15.92   $  15.42  $  14.65  $  15.09  $  15.28
                             -------      ----------   ----------   --------  --------  --------  --------
Total return*                  (2.85%)          2.57%        7.26%     12.25%     4.03%     8.13%    (3.35%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $38,124      $   43,729   $   70,113   $457,701  $559,792  $734,837  $814,245
Ratios to average net
 assets
 Expenses+++                    1.96%+          1.97%        1.93%+     1.88%     1.84%     1.81%     1.75%
 Net investment income          5.69%+          5.33%        5.74%+     6.07%     6.42%     7.05%     6.48%
Portfolio turnover rate           94%            141%         109%       138%      246%      178%      200%

(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+++ The ratio of expenses to average net assets excludes fee credits but in-
    cludes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                   Six Months Ended   Year Ended April 30,
                                   October 31, 1999 -------------------------
                                     (Unaudited)      1999       1998 (a) #
CLASS C SHARES
Net asset value, beginning of
 period                                 $15.48      $    15.92    $    16.06
                                        ------      ----------    ----------
Income from investment operations
Net investment income                     0.43            0.84          0.04
Net realized and unrealized gains
 or losses on securities                 (0.87)          (0.43)        (0.14)++
                                        ------      ----------    ----------
Total from investment operations         (0.44)           0.41         (0.10)
                                        ------      ----------    ----------
Distributions to shareholders
 from net investment income              (0.44)          (0.85)        (0.04)
                                        ------      ----------    ----------
Net asset value, end of period          $14.60      $    15.48    $    15.92
                                        ------      ----------    ----------
Total return*                            (2.85%)          2.57%        (0.60%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $  566      $      499    $       23
Ratios to average net assets
 Expenses+++                              1.95%+          1.98%         1.88%+
 Net investment income                    5.67%+          5.33%         6.11%+
Portfolio turnover rate                     94%            141%          109%

                                   Six Months Ended   Year Ended April 30,
                                   October 31, 1999 -------------------------
                                     (Unaudited)      1999       1998 (b) #
CLASS Y SHARES
Net asset value, beginning of
 period                                 $15.48      $    15.92    $    16.03
                                        ------      ----------    ----------
Income from investment operations
Net investment income                     0.52            0.90          0.24
Net realized and unrealized gains
 or losses on securities                 (0.88)          (0.43)        (0.11)++
                                        ------      ----------    ----------
Total from investment operations         (0.36)           0.47          0.13
                                        ------      ----------    ----------
Distributions to shareholders
 from net investment income              (0.52)          (0.91)        (0.24)
                                        ------      ----------    ----------
Net asset value, end of period          $14.60      $    15.48    $    15.92
                                        ------      ----------    ----------
Total return                             (2.36%)          2.95%         0.80%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $1,624      $    3,478    $        7
Ratios to average net assets
 Expenses+++                              0.96%+          0.99%         0.83%+
 Net investment income                    6.65%+          6.55%         6.89%+
Portfolio turnover rate                     94%            141%          109%

(a) For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.
(b)  For the period from February 11, 1998 (commencement of class operations)
     to April 30, 1998.
*    Excluding applicable sales charges.
+    Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                    Six Months Ended   Year Ended April 30,
                                    October 31, 1999 -------------------------
                                      (Unaudited)      1999       1998 (a)#
CLASS A SHARES
Net asset value, beginning of
 period                                 $   4.06     $     4.53   $     4.52
                                        ========     ==========   ==========
Income from investment operations
Net investment income                       0.17           0.36         0.11
Net realized and unrealized gains
 or losses on securities                   (0.23)         (0.46)        0.01
                                        --------     ----------   ----------
Total from investment operations           (0.06)         (0.10)        0.12
                                        --------     ----------   ----------
Distributions to shareholders from
 net investment income                     (0.18)         (0.37)       (0.11)
                                        --------     ----------   ----------
Net asset value, end of period          $   3.82     $     4.06   $     4.53
                                        ========     ==========   ==========
Total return*                              (1.44%)        (2.05%)       2.57%
Ratios and supplemental data
Net assets, end of period
 (millions)                             $305,826     $  353,488   $  420,778
Ratios to average net assets
 Expenses++                                 1.31%+         1.21%        1.24%+
 Net investment income                      8.55%+         8.61%        8.48%+
Portfolio turnover rate                       56%           170%         155%

                         Six Months Ended     Year Ended April 30,               Year Ended July 31,
                         October 31, 1999   -------------------------  --------------------------------------
                           (Unaudited)      1999        1998 (b)#      1997      1996      1995      1994
CLASS B SHARES
Net asset value,
 beginning of period         $  4.06      $     4.53    $     4.37   $   4.10  $   4.42  $   4.68  $   5.13
                             =======      ==========    ==========   ========  ========  ========  ========
Income from investment
 operations
Net investment income           0.15            0.27          0.25       0.32      0.32      0.38      0.38
Net realized and
 unrealized gains or
 losses on securities          (0.22)          (0.40)         0.16       0.28     (0.27)    (0.15)    (0.38)
                             -------      ----------    ----------   --------  --------  --------  --------
Total from investment
 operations                    (0.07)          (0.13)         0.41       0.60      0.05      0.23         0
                             -------      ----------    ----------   --------  --------  --------  --------
Distributions to
 shareholders from
Net investment income          (0.17)          (0.34)        (0.25)     (0.33)    (0.37)    (0.39)    (0.45)
Tax basis return of
 capital                           0               0             0          0         0     (0.10)        0
                             -------      ----------    ----------   --------  --------  --------  --------
Total distributions to
 shareholders                  (0.17)          (0.34)        (0.25)     (0.33)    (0.37)    (0.49)    (0.45)
                             -------      ----------    ----------   --------  --------  --------  --------
Net asset value, end of
 period                      $  3.82      $     4.06    $     4.53   $   4.37  $   4.10  $   4.42  $   4.68
                             =======      ==========    ==========   ========  ========  ========  ========
Total return*                  (1.82%)         (2.79%)        9.57%     15.32%     1.38%     5.66%    (0.41%)
Ratios and supplemental
 data
Net assets, end of
 period (millions)           $43,520      $   47,713    $   96,535   $547,390  $593,681  $764,965  $766,283
Ratios to average net
 assets
 Expenses++                     2.06%+          1.95%         1.94%+     1.96%     1.94%     2.03%     1.84%
 Net investment income          7.80%+          7.85%         7.27%+     7.63%     7.92%     8.64%     7.57%
Portfolio turnover rate           56%            170%          155%       138%      116%       82%      110%

(a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
(b) For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.
*    Excluding applicable sales charges.
+    Annualized.
++ The ratio of expenses to average net assets excludes fee credits but includes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund

                              Financial Highlights
                (For a share outstanding throughout each period)


                                        Six Months Ended Year Ended April 30,
                                        October 31, 1999 --------------------
                                          (Unaudited)     1999    1998 (a) #
CLASS C SHARES
Net asset value, beginning of period         $ 4.06      $ 4.53     $ 4.52
                                             ------      ------     ------
Income from investment operations
Net investment income                          0.15        0.32       0.10
Net realized and unrealized gains or
 losses on securities                         (0.22)      (0.45)      0.01
                                             ------      ------     ------
Total from investment operations              (0.07)      (0.13)      0.11
                                             ------      ------     ------
Distributions to shareholders from net
 investment income                            (0.17)      (0.34)     (0.10)
                                             ------      ------     ------
Net asset value, end of period               $ 3.82      $ 4.06     $ 4.53
                                             ------      ------     ------
Total return*                                 (1.82%)     (2.79%)     2.35%
Ratios and supplemental data
Net assets, end of period (millions)         $1,569      $1,999     $1,155
Ratios to average net assets
 Expenses+++                                   2.06%+      1.94%      2.04%+
 Net investment income                         7.78%+      7.86%      7.51%+
Portfolio turnover rate                          56%        170%       155%


                                        Six Months Ended Year Ended April 30,
                                        October 31, 1999 --------------------
                                          (Unaudited)     1999    1998 (b) #
CLASS Y SHARES
Net asset value, beginning of period         $ 4.06      $ 4.53    $ 4.56
                                             ------      ------    ------
Income from investment operations
Net investment income                          0.18        0.36      0.02
Net realized and unrealized gains or
 losses on securities                         (0.23)      (0.45)    (0.03)++
                                             ------      ------    ------
Total from investment operations              (0.05)      (0.09)    (0.01)
                                             ------      ------    ------
Distributions to shareholders from net
 investment income                            (0.19)      (0.38)    (0.02)
                                             ------      ------    ------
Net asset value, end of period               $ 3.82      $ 4.06    $ 4.53
                                             ------      ------    ------
Total return                                  (1.32%)     (1.81%)   (0.27%)
Ratios and supplemental data
Net assets, end of period (millions)         $3,821      $4,244     $  20
Ratios to average net assets
 Expenses+++                                   1.06%+      0.91%     1.09%+
 Net investment income                         8.82%+      9.14%     8.21%+
Portfolio turnover rate                          56%        170%      155%

(a) For the period from January 21, 1998 (commencement of class operations) to April 30, 1998.
(b) For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+++ The ratio of expenses to average net assets excludes fee credits but includes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended    Year Ended April 30,          Year Ended July 31,
                         October 31, 1999 ----------------------------   --------------------------
                           (Unaudited)      1999     1998 #   1997 (a)    1996     1995     1994 #
CLASS A SHARES
Net asset value,
 beginning of period         $   6.79     $   7.21  $   6.82  $  6.77    $  6.89  $  7.35  $   7.86
                             --------     --------  --------  -------    -------  -------  --------
Income from investment
 operations
Net investment income            0.27         0.51      0.50     0.37       0.54     0.64      0.61
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           (0.39)       (0.41)     0.38     0.09      (0.09)   (0.45)    (0.44)
                             --------     --------  --------  -------    -------  -------  --------
Total from investment
 operations                     (0.12)        0.10      0.88     0.46       0.45     0.19      0.17
                             --------     --------  --------  -------    -------  -------  --------
Distributions to
 shareholders from
Net investment income           (0.29)       (0.52)    (0.49)   (0.41)     (0.52)   (0.63)    (0.64)
Tax basis return of
 capital                            0            0         0        0      (0.05)   (0.02)    (0.04)
                             --------     --------  --------  -------    -------  -------  --------
Total distributions to
 shareholders                   (0.29)       (0.52)    (0.49)   (0.41)     (0.57)   (0.65)    (0.68)
                             --------     --------  --------  -------    -------  -------  --------
Net asset value, end of
 period                      $   6.38     $   6.79  $   7.21  $  6.82    $  6.77  $  6.89  $   7.35
                             --------     --------  --------  -------    -------  -------  --------
Total return*                   (1.79%)       1.58%    13.20%    6.80%      6.84%    3.00%     1.86%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $148,066     $162,192  $193,618  $58,725    $68,118  $85,970  $105,181
Ratios to average net
 assets
 Expenses++                      0.71%+       1.02%     1.27%    1.28%+     1.30%    1.33%     1.32%
 Net investment income           8.28%+       7.41%     6.80%    7.28%+     8.05%    9.31%     7.79%
Portfolio turnover rate            93%         222%      237%      86%       101%      95%       92%

                         Six Months Ended     Year Ended April 30,           Year Ended July 31,
                         October 31, 1999 ----------------------------   ----------------------------
                           (Unaudited)      1999     1998 #   1997 (a)     1996      1995     1994 #
CLASS B SHARES
Net asset value,
 beginning of period         $   6.81     $   7.25  $   6.85  $   6.81   $   6.92  $   7.38  $   7.89
                             --------     --------  --------  --------   --------  --------  --------
Income from investment
 operations
Net investment income            0.25         0.47      0.44      0.34       0.50      0.60      0.55
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           (0.40)       (0.44)     0.39      0.07      (0.09)    (0.47)    (0.44)
                             --------     --------  --------  --------   --------  --------  --------
Total from investment
 operations                     (0.15)        0.03      0.83      0.41       0.41      0.13      0.11
                             --------     --------  --------  --------   --------  --------  --------
Distributions to
 shareholders from
Net investment income           (0.26)       (0.47)    (0.43)    (0.37)     (0.47)    (0.58)    (0.58)
Tax basis return of
 capital                            0            0         0         0      (0.05)    (0.01)    (0.04)
                             --------     --------  --------  --------   --------  --------  --------
Total distributions to
 shareholders                   (0.26)       (0.47)    (0.43)    (0.37)     (0.52)    (0.59)    (0.62)
                             --------     --------  --------  --------   --------  --------  --------
Net asset value, end of
 period                      $   6.40     $   6.81  $   7.25  $   6.85   $   6.81  $   6.92  $   7.38
                             --------     --------  --------  --------   --------  --------  --------
Total return*                   (2.15%)       0.56%    12.47%     6.06%      6.21%     2.12%     1.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $118,372     $120,669  $113,136  $110,082   $123,389  $149,091  $162,866
Ratios to average net
 assets
 Expenses++                      1.46%+       1.76%     2.05%     2.04%+     2.07%     2.06%     2.07%
 Net investment income           7.53%+       6.68%     6.08%     6.52%+     7.28%     8.58%     7.11%
Portfolio turnover rate            93%         222%      237%       86%       101%       95%       92%

(a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes fee credits but includes fee waivers.
# Net investment income is based on average shares outstanding throughout the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended   Year Ended April 30,         Year Ended July 31,
                         October 31, 1999 --------------------------   -------------------------
                           (Unaudited)     1999    1998 #   1997 (a)    1996     1995    1994 #
CLASS C SHARES
Net asset value,
 beginning of period         $  6.80      $  7.24  $  6.84  $  6.80    $  6.92  $  7.37  $  7.88
                             -------      -------  -------  -------    -------  -------  -------
Income from investment
 operations
Net investment income           0.25         0.45     0.44     0.33       0.49     0.59     0.55
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions          (0.40)       (0.42)    0.39     0.08      (0.09)   (0.45)   (0.44)
                             -------      -------  -------  -------    -------  -------  -------
Total from investment
 operations                    (0.15)        0.03     0.83     0.41       0.40     0.14     0.11
                             -------      -------  -------  -------    -------  -------  -------
Distributions to
 shareholders from
Net investment income          (0.26)       (0.47)   (0.43)   (0.37)     (0.47)   (0.58)   (0.58)
Tax basis return of
 capital                           0            0        0        0      (0.05)   (0.01)   (0.04)
                             -------      -------  -------  -------    -------  -------  -------
Total distributions to
 shareholders                  (0.26)       (0.47)   (0.43)   (0.37)     (0.52)   (0.59)   (0.62)
                             -------      -------  -------  -------    -------  -------  -------
Net asset value, end of
 period                      $  6.39      $  6.80  $  7.24  $  6.84    $  6.80  $  6.92  $  7.37
                             -------      -------  -------  -------    -------  -------  -------
Total return*                  (2.16%)       0.55%   12.48%    6.07%      6.07%    2.27%    1.09%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $14,998      $16,265  $19,639  $24,304    $31,816  $46,221  $59,228
Ratios to average net
 assets
 Expenses++                     1.46%+       1.77%    2.05%    2.04%+     2.07%    2.08%    2.07%
 Net investment income          7.55%+       6.65%    6.10%    6.52%+     7.29%    8.56%    7.09%
Portfolio turnover rate           93%         222%     237%      86%       101%      95%      92%

                                      Six Months Ended   Year Ended April 30,
                                      October 31, 1999 ------------------------
                                        (Unaudited)     1999   1998 #  1997 (b)
CLASS Y SHARES
Net asset value, beginning of period       $ 6.63      $ 7.04  $ 6.65   $7.03
                                           ------      ------  ------   -----
Income from investment operations
Net investment income                        0.28        0.51    0.46       0
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions              (0.35)      (0.39)   0.41   (0.20)
                                           ------      ------  ------   -----
Total from investment operations            (0.07)       0.12    0.87   (0.20)
                                           ------      ------  ------   -----
Distributions to shareholders from
Net investment income                       (0.29)      (0.53)  (0.48)  (0.18)
Tax basis return of capital                     0           0       0       0
                                           ------      ------  ------   -----
Total distributions to shareholders         (0.29)      (0.53)  (0.48)  (0.18)
                                           ------      ------  ------   -----
Net asset value, end of period             $ 6.27      $ 6.63  $ 7.04   $6.65
                                           ------      ------  ------   -----
Total return                                (1.04%)      1.83%  13.46%  (2.87%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                               $1,167      $1,647  $1,442   $   0
Ratios to average net assets
 Expenses++                                  0.46%+      0.75%   1.01%   0.00%+
 Net investment income                       8.53%+      7.64%   6.83%   0.00%+
Portfolio turnover rate                        93%        222%    237%     86%

(a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to April 30, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.
# Net investment income is based on average shares outstanding throughout the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund

                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended    Year Ended April 30,      Year Ended June 30,
                         October 31, 1999 --------------------------   -------------------    Year Ended
                           (Unaudited)     1999     1998    1997 (a)    1996    1995 (b)   December 31, 1994
CLASS A SHARES
Net asset value,
 beginning of period         $  9.63      $  9.68  $  9.39  $  9.42    $  9.65  $  9.07         $ 10.05
                             =======      =======  =======  =======    =======  =======         =======
Income from investment
 operations
Net investment income           0.28         0.56     0.61     0.52       0.63     0.33            0.66
Net realized and
 unrealized gains or
 losses on securities          (0.36)       (0.04)    0.29    (0.03)     (0.23)    0.58           (0.98)
                             -------      -------  -------  -------    -------  -------         -------
Total from investment
 operations                    (0.08)        0.52     0.90     0.49       0.40     0.91           (0.32)
                             -------      -------  -------  -------    -------  -------         -------
Distributions to
 shareholders from net
 investment income             (0.28)       (0.57)   (0.61)   (0.52)     (0.63)   (0.33)          (0.66)
                             -------      -------  -------  -------    -------  -------         -------
Net asset value, end of
 period                      $  9.27      $  9.63  $  9.68  $  9.39    $  9.42  $  9.65         $  9.07
                             =======      =======  =======  =======    =======  =======         =======
Total return*                  (0.86%)       5.39%    9.78%    5.30%      4.28%   10.17%          (3.18%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $99,959      $48,091  $40,136  $17,913    $20,345  $22,445         $23,706
Ratios to average net
 assets
 Expenses++                     0.95%+       0.95%    1.03%    0.98%+     0.99%    1.04%+          0.96%
 Net investment income          5.81%+       5.68%    6.25%    6.60%+     6.61%    7.07%+          6.97%
Portfolio turnover rate           35%          98%      21%      12%        23%       0%             19%


                         Six Months Ended     Year Ended April 30,       Year Ended June 30,
                         October 31, 1999 ----------------------------   -------------------     Year Ended
                           (Unaudited)      1999      1998    1997 (a)     1996    1995 (b)   December 31, 1994
CLASS B SHARES
Net asset value,
 beginning of period         $   9.63     $   9.68  $   9.39  $   9.42   $   9.65  $   9.07       $  10.05
                             ========     ========  ========  ========   ========  ========       ========
Income from investment
 operations
Net investment income            0.24         0.49      0.53      0.46       0.56      0.29           0.61
Net realized and
 unrealized gains or
 losses on securities           (0.36)       (0.05)     0.29     (0.03)     (0.23)     0.58          (0.98)
                             --------     --------  --------  --------   --------  --------       --------
Total from investment
 operations                     (0.12)        0.44      0.82      0.43       0.33      0.87          (0.37)
                             --------     --------  --------  --------   --------  --------       --------
Distributions to
 shareholders from net
 investment income              (0.24)       (0.49)    (0.53)    (0.46)     (0.56)    (0.29)         (0.61)
                             --------     --------  --------  --------   --------  --------       --------
Net asset value, end of
 period                      $   9.27     $   9.63  $   9.68  $   9.39   $   9.42  $   9.65       $   9.07
                             ========     ========  ========  ========   ========  ========       ========
Total return*                   (1.23%)       4.60%     8.96%     4.65%      3.50%     9.76%         (3.75%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $108,707     $122,919  $130,576  $142,371   $165,988  $192,490       $195,571
Ratios to average net
 assets
 Expenses++                      1.70%+       1.71%     1.78%     1.73%+     1.74%     1.79%+         1.54%
 Net investment income           5.05%+       4.99%     5.56%     5.85%+     5.85%     6.32%+         6.42%
Portfolio turnover rate            35%          98%       21%       12%        23%        0%            19%

(a) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
*   Excluding applicable sales charges.
+   Annualized.
++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                      Year Ended
                         Six Months Ended  Year Ended April 30,        June 30,
                         October 31, 1999 ------------------------  ---------------       Year Ended
                           (Unaudited)     1999    1998   1997 (a)  1996   1995 (b)  December 31, 1994 (c)
CLASS C SHARES
Net asset value,
 beginning of period          $ 9.63      $ 9.68  $ 9.39   $9.42    $9.65   $9.07            $9.39
                              ======      ======  ======   =====    =====   =====            =====
Income from investment
 operations
Net investment income           0.24        0.49    0.53    0.46     0.56    0.29             0.20
Net realized and
 unrealized gains or
 losses on securities          (0.36)      (0.05)   0.29   (0.03)   (0.23)   0.58            (0.32)
                              ------      ------  ------   -----    -----   -----            -----
Total from investment
 operations                    (0.12)       0.44    0.82    0.43     0.33    0.87            (0.12)
                              ------      ------  ------   -----    -----   -----            -----
Distributions to
 shareholders from net
 investment income             (0.24)      (0.49)  (0.53)  (0.46)   (0.56)  (0.29)           (0.20)
                              ------      ------  ------   -----    -----   -----            -----
Net asset value, end of
 period                       $ 9.27      $ 9.63  $ 9.68   $9.39    $9.42   $9.65            $9.07
                              ======      ======  ======   =====    =====   =====            =====
Total return*                  (1.23%)      4.60%   8.96%   4.65%    3.50%   9.76%           (1.30%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $5,323      $5,605  $5,697   $ 455    $ 649   $ 350            $ 266
Ratios to average net
 assets
 Expenses++                     1.70%+      1.70%   1.78%   1.73%+   1.74%   1.79%+           1.71%+
 Net investment income          5.05%+      4.97%   5.49%   5.85%+   5.87%   6.36%+           6.70%+
Portfolio turnover rate           35%         98%     21%     12%      23%      0%              19%


                         Six Months Ended    Year Ended April 30,        Year Ended June 30,
                         October 31, 1999 ----------------------------   -------------------     Year Ended
                           (Unaudited)      1999      1998    1997 (a)     1996    1995 (b)   December 31, 1994
CLASS Y SHARES
Net asset value,
 beginning of period         $   9.63     $   9.68  $   9.39  $   9.42   $   9.65  $  9.07         $ 10.05
                             ========     ========  ========  ========   ========  =======         =======
Income from investment
 operations
Net investment income            0.29         0.59      0.63      0.54       0.66     0.34            0.69
Net realized and
 unrealized gains or
 losses on securities           (0.36)       (0.05)     0.29     (0.03)     (0.23)    0.58           (0.98)
                             --------     --------  --------  --------   --------  -------         -------
Total from investment
 operations                     (0.07)        0.54      0.92      0.51       0.43     0.92           (0.29)
                             --------     --------  --------  --------   --------  -------         -------
Distributions to
 shareholders from net
 investment income              (0.29)       (0.59)    (0.63)    (0.54)     (0.66)   (0.34)          (0.69)
                             --------     --------  --------  --------   --------  -------         -------
Net asset value, end of
 period                      $   9.27     $   9.63  $   9.68  $   9.39   $   9.42  $  9.65         $  9.07
                             ========     ========  ========  ========   ========  =======         =======
Total return                    (0.73%)       5.66%    10.05%     5.52%      4.54%   10.30%          (2.94%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $263,823     $222,876  $155,836  $127,099   $121,569  $16,934         $15,595
Ratios to average net
 assets
 Expenses++                      0.70%+       0.71%     0.78%     0.73%+     0.74%    0.79%+          0.71%
 Net investment income           6.06%+       5.96%     6.55%     6.85%+     6.86%    7.31%+          7.27%
Portfolio turnover rate            35%          98%       21%       12%        23%       0%             19%

(a) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(c) For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
*   Excluding applicable sales charges
+   Annualized.
++ The ratio of expenses to average net assets excludes fee credits but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund

                            Schedule of Investments
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 2.9%
 $ 2,100,000 Corestates Home Equity Loan Trust,
              Ser. 1996-1, Class A4,
              (Est. Maturity 2001),
              7.00%, 6/15/2012 (a)..............................   $  2,104,862
             Merrill Lynch Mtge. Investors, Inc.:
   2,964,346 Ser. 1991-G, Class B,
             (Est. Maturity 2000),
             9.15%, 10/15/2011 (a)..............................      2,969,874
     567,633 Ser. 1992-B, Class B,
             (Est. Maturity 2002),
             8.50%, 4/15/2012 (a)...............................        568,532
   3,023,756 Ser. 1992-D, Class B,
             (Est. Maturity 2000),
             8.50%, 6/15/2017 (a)...............................      3,058,544
   3,300,000 Southern Pacific Secd. Assets Corp.,
              Ser. 1996-3, Class A4,
              (Est. Maturity 2002),
              7.60%, 10/25/2027 (a).............................      3,335,261
     330,000 Univ. Support Svcs., Inc.,
              Ser. 1992-CD, Class D,
              (Est. Maturity 2000),
              9.00%, 11/1/2007 (a)..............................        329,505
                                                                   ------------
             Total Asset-Backed Securities
              (cost $12,150,452)................................     12,366,578
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 16.1%
   4,250,000 Bear Stearns Commercial Mtge. Securities, Inc.,
              Ser. 1999-2, Class A2,
              (Est. Maturity 2009)
              7.08%, 6/15/2009 (a)..............................      4,240,799
   4,000,000 Criimi Mae Commercial Mtge. Trust, Ser. 1998-C1,
              Class A2,
              (Est. Maturity 2008)
              7.00%, 3/2/2011 (a) (c)...........................      3,465,000
   4,296,354 Criimi Mae Financial Corp.,
              Ser. 1, Class A,
              (Est. Maturity 2004)
              7.00%, 1/1/2033 (a)...............................      4,086,907
             DLJ Commercial Mtge. Corp.:
   2,000,000 Ser. 1999-CG1, Class A3,
             (Est. Maturity 2009)
             6.77%, 2/10/2009 (a)...............................      1,883,450
   5,000,000 Ser. 1999-CG, Class B1,
             (Est. Maturity 2009)
             7.487%, 2/10/2009 (a)..............................      4,702,775
   1,000,000 FFCA Secd. Lending Corp.,
              Ser. 1997-1, Class B1,
              (Est. Maturity 2009)
              7.74%, 6/18/2013 (a) (c)..........................        943,906
   2,671,063 Financial Asset Securitization, Inc.,
              Ser. 1997-NAM2, Class B2,
              (Est. Maturity 2008)
              7.883%, 7/25/2027 (a).............................      2,685,080
  12,510,527 FNMA,
              Ser. 1993-248, Class SA,
              (Est. Maturity 2002)
              3.906%, 8/25/2023 (a).............................     10,320,717
   3,745,000 GE Capital Mtge. Svcs., Inc.,
              Ser. 1994-27, Class A6,
              (Est. Maturity 2010)
              6.50%, 7/25/2024 (a)..............................      3,349,659

  Principal
   Amount                                                            Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 9,516,021 Independent National Mtge. Corp.,
              Ser. 1997-A, Class A,
              (Est. Maturity 2003)
              7.81%, 12/26/2026 (a) (c)........................   $  8,579,288
             Merrill Lynch Mtge. Investors, Inc.,
   5,000,000  Ser. 1996-C1, Class B,
              (Est. Maturity 2005)
              7.42%, 3/25/2026 (a).............................      4,974,675
     767,744 Mid State Trust,
              Ser. 6, Class A3,
              (Est. Maturity 2005)
              7.54%, 7/1/2035 (a)..............................        731,142
             Morgan Stanley Capital I, Inc.:
   3,300,000 Ser. 1997-C1, Class B,
             (Est. Maturity 2007)
             7.69%, 1/15/2007 (a)..............................      3,326,317
   1,800,000 Ser. 1998-HF2, Class B,
             (Est. Maturity 2008)
             6.923%, 11/15/2030 (a)............................      2,282,968
   2,300,000 Ser. 1999-1, Class A2,
             (Est. Maturity 2009)
             7.11%, 7/15/2009..................................      1,763,775
   1,471,958 Oslo Seismic Svcs., Inc.,
              1St Pfd. Mtge. Notes,
              (Est. Maturity 2006)
              8.28%, 6/1/2011..................................      1,515,970
             PNC Mtge. Securities Corp.,:
   3,838,864 Ser. 1997-4, Class 2PP1,
             (Est. Maturity 2002)
             7.50%, 7/25/2027 (a)..............................      3,853,894
   2,440,842 Ser. 1997-4, Class 2PP3,
             (Est. Maturity 2007)
             7.25%, 7/25/2027 (a)..............................      2,359,964
   2,912,213 Residental Funding Mtge.
              Secs I, Inc., Ser. 1999-S2, Class M1,
              (Est. Maturity 2011)
              6.50%, 1/25/2029 (a).............................      2,659,331
     141,372 Resolution Trust Corp.,
              Ser. 1995-1, Class A2C,
              (Est. Maturity 1999),
              7.50%, 10/25/2028 (a)............................        140,979
                                                                  ------------
             Total Collateralized Mortgage Obligations
              (cost $68,689,558)...............................     67,866,596
                                                                  ------------
 CORPORATE BONDS - 39.4%
             Advertising & Related Services - 1.4%
   1,700,000 Hollinger Int'l. Publishing, Inc.,
              Sr. Notes (Subord.),
              9.25%, 2/1/2006..................................      1,674,500
   2,300,000 K-III Communications Corp.,
              Sr. Notes,
              8.50%, 2/1/2006 (c)..............................      2,242,500
   1,850,000 TV Guide Inc.,
              Sr. Notes (Subord.), Ser. B,
              8.125%, 3/1/2009.................................      1,822,250
                                                                  ------------
                                                                     5,739,250
                                                                  ------------
             Automotive Equipment & Manufacturing - 1.2%
   1,700,000 Eagle Picher Industries, Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/2008.................................      1,453,500

                                   EVERGREEN
                             Diversified Bond Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                          Value

 CORPORATE BONDS - continued
             Automotive Equipment & Manufacturing - continued
 $ 2,000,000 Hayes Wheels Int'l., Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.125%, 7/15/2007 (c) .........................   $  1,920,000
   2,000,000 Mark IV Inds., Inc.,
              Sr. Notes (Subord.),
              7.50%, 9/1/2007 (c)............................      1,857,514
                                                                ------------
                                                                   5,231,014
                                                                ------------
             Banks - 3.6%
   4,750,000 Amsouth Bancorp.,
              Deb. (Subord.),
              6.75%, 11/1/2025...............................      4,650,749
   9,000,000 Barnett Capital I,
              Capital Securities,
              8.06%, 12/1/2026...............................      8,645,301
   1,850,000 GS Escrow Corp.,
              Sr. Notes,
              6.75%, 8/1/2001 (c)............................      1,802,949
                                                                ------------
                                                                  15,098,999
                                                                ------------
             Building, Construction &
              Furnishings - 1.4%
   1,850,000 American Standard, Inc., Shelf 2,
              7.375%, 2/1/2008 (f)...........................      1,660,375
   2,100,000 MDC Holdings, Inc.,
              Sr. Notes,
              8.375%, 2/1/2008...............................      1,890,000
     500,000 Nortek, Inc.,
              Sr. Notes, Ser. B,
              8.875%, 8/1/2008...............................        471,250
   2,000,000 Standard Pacific Corp.,
              Sr. Notes (Subord.),
              8.50%, 4/1/2009 (f)............................      1,810,000
                                                                ------------
                                                                   5,831,625
                                                                ------------
             Cable/Other Video Distribution - 1.4%
   1,325,000 Adelphia Communications Corp.,
              Sr. Notes, Ser. B,
              9.875%, 3/1/2007...............................      1,354,812
             Comcast Cable Communications:
   2,000,000 6.20%, 11/15/2008...............................      1,035,000
   1,000,000 9.50%, 1/15/2008................................      1,844,866
   1,550,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/2005..............................      1,538,375
                                                                ------------
                                                                   5,773,053
                                                                ------------
             Chemical & Agricultural Products - 0.9%
   1,600,000 Lyondell Chemical Co.,
              Sr. Notes (Subord.),
              10.875%, 5/1/2009 (f)..........................      1,600,000
   1,000,000 Rohm & Haas Co.,
              7.40%, 7/15/2009 (c)...........................      1,014,107
   1,400,000 Scotts Co.,
              Sr. Notes (Subord.),
              8.625%, 1/15/2009 (c)..........................      1,330,000
                                                                ------------
                                                                   3,944,107
                                                                ------------

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Communication Systems &
              Services - 0.4%
 $ 1,575,000 Bresnan Communications Group,
              8.00%, 2/1/2009....................................   $  1,576,969
                                                                    ------------
             Consumer Products & Services - 0.3%
   1,275,000 Playtex Family Products Corp.,
              Sr. Notes (Subord.),
              9.00%, 12/15/2003 (f)..............................      1,246,313
                                                                    ------------
             Finance & Insurance - 12.1%
   2,500,000 AMBAC Financial Group, Inc.,
              Deb.,
              9.375%, 8/1/2011...................................      2,930,830
   5,000,000 Commercial Credit Co.,
              Notes,
              10.00%, 5/15/2009..................................      5,914,730
   8,850,000 John Deere Capital Corp.,
              Deb.,
              8.625%, 8/1/2019...................................      9,054,763
   4,000,000 John Hancock Mutual Life Insurance Co., Notes,
              7.375%, 2/15/2024 (c) .............................      3,823,292
   3,275,000 Massachusetts Mutual Life Insurance Co.,
              Notes,
              7.625%, 11/15/2023 (c) ............................      3,237,203
  10,000,000 Nationwide CSN Trust,
              Notes,
              9.875%, 2/15/2025 (c)..............................     10,623,680
   6,300,000 Prudential Life Insurance Corp.,
              Notes,
              7.125%, 7/1/2007 (c)...............................      6,164,191
  10,000,000 SunLife Canada US Capital Trust I,
              Capital Securities,
              8.526%, 5/29/2049 (c)..............................      9,446,660
                                                                    ------------
                                                                      51,195,349
                                                                    ------------
             Food & Beverage Products - 1.0%
   1,450,000 Aurora Foods, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.875%, 2/15/2007..................................      1,486,250
   3,000,000 Pepsi Bottling Group, Inc.,
              Guaranteed Sr. Notes,
              7.00%, 3/1/2029....................................      2,782,440
                                                                    ------------
                                                                       4,268,690
                                                                    ------------
             Gaming - 1.3%
   1,525,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/2007...................................      1,484,969
   1,150,000 Isle of Capri Casinos, Inc.,
              Sr. Notes (Subord.),
              8.75%, 4/15/2009...................................      1,043,625
   1,200,000 Mohegan Tribal Gaming Auth.,
              8.125%, 1/1/2006...................................      1,164,000
             Station Casinos, Inc.
             Sr. Notes (Subord.),:
     500,000 8.875%, 12/1/2008 (c) ..............................        485,000
   1,150,000 9.75%, 4/15/2007....................................      1,167,250
                                                                    ------------
                                                                       5,344,844
                                                                    ------------

                                   EVERGREEN
                             Diversified Bond Fund

                      Schedule of Investments (continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Iron & Steel - 1.0%
 $ 1,275,000 AK Steel Corp.,
              Sr. Notes,
              7.875%, 2/15/2009................................   $  1,173,000
   1,550,000 National Steel Corp.,
              Mtge. Notes, Ser. D,
              9.875%, 3/1/2009.................................      1,534,500
   1,500,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/2005 (c) ...........................      1,432,500
                                                                  ------------
                                                                     4,140,000
                                                                  ------------
             Lease Rental Obligations - 1.3%
   1,850,000 Budget Group, Inc.,
              Sr. Notes,
              9.125%, 4/1/2006 (c)(f)..........................      1,609,500
   2,500,000 Railcar Leasing LLC,
              Sr. Notes, Ser. A2,
              7.125%, 1/15/2013 (c)............................      2,525,112
   1,675,000 United Rentals Inc.,
              Guaranteed, Ser. B,
              9.25%, 1/15/2009.................................      1,549,375
                                                                  ------------
                                                                     5,683,987
                                                                  ------------
             Leisure & Tourism - 0.6%
   2,000,000 HMH Properties, Inc.,
              Sr. Notes, Ser. C,
              8.45%, 12/1/2008.................................      1,800,000
     750,000 Outboard Marine Corp.,
              Ser. B,
              10.75%, 6/1/2008.................................        543,750
                                                                  ------------
                                                                     2,343,750
                                                                  ------------
             Manufacturing - Distributing - 0.4%
   1,850,000 Holley Performance Products Inc.,
              Sr. Notes,
              12.25%, 9/15/2007 (c)............................      1,748,250
                                                                  ------------
             Oil / Energy - 1.2%
   1,850,000 Cross Timbers Oil Co.,
              Sr. Notes (Subord.), Ser. B,
              8.75%, 11/1/2009.................................      1,769,062
   1,400,000 Ocean Energy, Inc.,
              Sr. Notes (Subord.), Ser. B,
              8.375%, 7/1/2008.................................      1,344,000
   1,100,000 Triton Energy Ltd. Corp.,
              Sr. Notes,
              8.75%, 4/15/2002.................................      1,094,500
     850,000 Western Gas Resources, Inc.,
              Sr. Notes (Subord.),
              10.00%, 6/15/2009................................        875,500
                                                                  ------------
                                                                     5,083,062
                                                                  ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.6%
   1,675,000 Ackerley Group, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.00%, 1/15/2009.................................      1,620,562
   1,125,000 Big Flower Press Holdings, Inc.,
              Sr. Notes (Subord.),
              8.625%, 12/1/2008................................      1,133,438
   1,850,000 Carmike Cinemas, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.375%, 2/1/2009 (f).............................      1,734,375

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Printing, Publishing, Broadcasting &
              Entertainment - continued
   1,100,000 Cinemark USA, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.625%, 8/1/2008..................................   $    984,500
 $ 1,275,000 Echostar DBS Corp.,
              Sr. Notes,
              9.375%, 2/1/2009..................................      1,270,219
                                                                   ------------
                                                                      6,743,094
                                                                   ------------
             Retailing & Wholesale - 0.6%
   1,425,000 Ames Department Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/2006.................................      1,396,500
   1,275,000 Michaels Stores, Inc.,
              Sr. Notes,
              10.875%, 6/15/2006................................      1,351,500
                                                                   ------------
                                                                      2,748,000
                                                                   ------------
             Telecommunication Services & Equipment - 5.0%
   5,000,000 AT&T Corp.,
              Notes,
              6.50%, 3/15/2029..................................      4,443,070
   3,250,000 Bellsouth Capital Funding Corp.,
              Deb.,
              7.12%, 7/15/2097..................................      2,958,306
   1,000,000 Crown Castle Int'l. Corp.,
              Sr. Notes,
              9.00%, 5/15/2011 (f)..............................        955,000
   1,250,000 Global Crossings Holdings Ltd.,
              Sr. Notes,
              9.625%, 5/15/2008.................................      1,275,000
   1,875,000 Jordan Telecommunication Products, Sr. Notes, Ser.
              B,
              9.875%, 8/1/2007..................................      1,771,875
   1,500,000 LCI Int'l.,
              Sr. Notes,
              7.25%, 6/15/2007..................................      1,471,303
   2,350,000 McLeod USA, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 8.11%) (b),
              0.00%, 3/1/2007...................................      1,868,250
   1,425,000 Metromedia Fiber Network, Inc.,
              Sr. Notes, Ser. B,
              10.00%, 11/15/2008................................      1,407,188
   1,850,000 Nextel Communications Inc.,
              Sr. Disc. Notes,
              9.75%, 8/15/2004..................................      1,896,250
   1,450,000 Price Communications Wireless, Inc., Sr. Notes,
              Ser.B,
              9.125%, 12/15/2006 (c)............................      1,479,000
   1,350,000 Williams Communications Group, Inc., Sr. Notes,
              10.875%, 10/1/2009................................      1,390,500
                                                                   ------------
                                                                     20,915,742
                                                                   ------------
             Textile & Apparel - 0.6%
   1,325,000 Polymer Group, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.00%, 7/1/2007 (c)...............................      1,278,625
   1,450,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/2005.................................      1,363,000
                                                                   ------------
                                                                      2,641,625
                                                                   ------------

                                   EVERGREEN
                             Diversified Bond Fund

                       Schedule of Investments (continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Transportation - 1.0%
 $ 2,600,000 Burlington Northern Santa Fe Corp., Notes,
              6.125%, 3/15/2009 (f).............................   $  2,397,889
   2,000,000 Continental Airlines Inc.,
              Passthru Certificate,
              Ser. 1999-1, Cl. B,
              6.795%, 2/2/2020..................................      1,871,830
                                                                   ------------
                                                                      4,269,719
                                                                   ------------
             Utilities - 1.1%
     850,000 AES Corp.,
              Sr. Notes (Subord.),
              8.50%, 11/1/2007..................................        777,750
     500,000 Calpine Corp.,
              Sr. Notes,
              7.625%, 4/15/2006.................................        474,375
   2,250,000 Edison Mission Hldgs. Co.,
              Sr. Secd. Bond, Ser. A,
              8.137%, 10/1/2019.................................      2,149,587
   1,400,000 El Paso Energy Corp.,
              Sr. Notes,
              6.75%, 5/15/2009..................................      1,332,531
                                                                   ------------
                                                                      4,734,243
                                                                   ------------
             Total Corporate Bonds
              (cost $175,014,631)...............................    166,301,685
                                                                   ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 8.1%
             Banks - 1.7%
  25,798,000 Nykredit,
         DKK  6.00%, 10/1/2029..................................      3,360,631
  28,038,000 Realkredit Danmark
         DKK  6.00% 10/1/2029...................................      3,634,574
                                                                   ------------
                                                                      6,995,205
                                                                   ------------
             Government - 6.4%
  15,000,000 Canada (Government of),
         CAD  Ser. J34,
              11.25%, 12/15/2002................................     11,702,629
   2,000,000 Canada, Quebec (Province of),
         CAD  7.50%, 9/15/2029..................................      2,004,960
   4,800,000 Germany (Federal Republic of)
         EUR  3.25%, 2/17/2004..................................      4,782,803
  55,020,000 Kingdom of Denmark,
         DKK  Debs.,
              8.00%, 5/15/2003..................................      8,544,695
                                                                   ------------
                                                                     27,035,087
                                                                   ------------
             Total Foreign Bonds (Non U.S. Dollars) (cost
              $34,919,974)......................................     34,030,292
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 8.8%
   8,000,000 FHLMC,
              4.75%, 12/14/2001.................................      7,785,368
             FNMA
   3,244,664 6.50%, 10/1/2028...................................      3,113,839
   9,782,622 6.50%, 5/1/2029....................................      9,383,589
   9,223,065 7.00%, 7/1/2028....................................      9,087,025

  Principal
   Amount                                                           Value

 MORTGAGE-BACKED SECURITIES - continued
             FNMA - continued
 $ 7,965,427 7.00%, 7/1/2029 - 8/1/2029.......................   $  7,828,103
                                                                 ------------
             Total Mortgage-Backed Securities
              (cost $37,944,256)..............................     37,197,924
                                                                 ------------
 MUNICIPAL BONDS - 0.7%
   2,801,144 Los Angeles, CA, Impt. Bond,
              Act 1915,
              Assessment Dist. #1, MTN
              8.48%, 9/2/2015 (c) (cost $2,801,144)...........      2,844,621
                                                                 ------------
 U.S. TREASURY OBLIGATIONS - 9.3%
  32,540,000 U.S. Treasury Bond, STRIPS
              (Eff. Yield 8.71%),
              0.00%, 11/15/2021 (b)...........................      7,862,445
   4,850,000 U.S. Treasury Bonds,
              5.25%, 2/15/2029................................      4,196,768
             U.S. Treasury Notes:
   7,650,000 5.25%, 5/15/2004.................................      7,432,457
  19,900,000 5.50%, 12/31/2000................................     19,862,687
                                                                 ------------
                                                                   39,354,357
             Total U.S. Treasury Obligations
              (cost $39,516,181)..............................     39,354,357
                                                                 ------------
 YANKEE OBLIGATIONS - 9.4%
             Banks - 0.5%
  30,000,000 Skandinaviska Enskilda,
              (Eff. Yield 7.14%) (b)
              0.00%, 5/26/2033................................      2,292,000
                                                                 ------------
             Cable/Other Video Distribution - 0.3%
   1,200,000 Imax Corp.,
              Sr. Notes,
              7.875%, 12/1/2005...............................      1,122,000
                                                                 ------------
             Government - 3.1%
  12,000,000 Argentian Republic,
              (Eff. Yield 10.49%) (b)
              0.00%, 10/15/2003...............................      7,980,000
             United Mexican States:
   2,500,000 10.38%, 2/17/2009................................      2,531,375
   2,500,000 11.50%, 5/15/2026................................      2,765,750
                                                                 ------------
                                                                   13,277,125
                                                                 ------------
             Metals & Mining - 0.6%
   1,600,000 Bulong Operation Property Ltd.,
              Sr. Notes,
              12.50%, 12/15/2008 (c)..........................      1,544,000
   1,000,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/2008................................        887,500
                                                                 ------------
                                                                    2,431,500
                                                                 ------------
             Oil/Energy - 3.7%
   7,000,000 Golden State Petroleum Trans. Corp.,
              1st Mtge. Notes,
              8.04%, 2/1/2019 (c).............................      6,507,172
   1,300,000 Gulf Canada Resources Ltd.,
              Sr. Notes,
              8.35%, 8/1/2006.................................      1,261,000

                                   EVERGREEN
                             Diversified Bond Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

 Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - continued
            Oil/Energy - continued
 $3,000,000 Petroleum Geo-Svcs.,
             Notes,
             7.50%, 3/31/2007....................................   $  2,988,615
  5,000,000 YPF Sociedad Anonima,
             Sr. Notes,
             7.25%, 3/15/2003....................................      4,847,785
                                                                    ------------
                                                                      15,604,572
                                                                    ------------
            Paper & Packaging - 0.4%
  1,500,000 Norampac, Inc.,
             Sr. Notes,
             9.50%, 2/1/2008 (c).................................      1,537,500
                                                                    ------------
            Utilities - 0.8%
  3,500,000 TXU Eastern Funding Co.,
             6.75%, 5/15/2009 (f)................................      3,251,259
                                                                    ------------
            Total Yankee Obligations
             (cost $41,867,706)..................................     39,515,956
                                                                    ------------


   Shares                                                              Value

 MUTUAL FUND SHARES - 2.1%
  8,861,950 Navigator Prime Portfolio
             (cost $8,861,950) (d)...............................   $  8,861,950
                                                                    ------------

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENT - 4.0%
 $16,909,000 Evergreen Joint Repurchase Agreement,
              Dated 10/29/1999, 5.25%,
              maturing, 11/01/1999,
              maturity value $16,916,398
              cost ($16,909,000) (e)............................     16,909,000
                                                                   ------------
              Total Investments -
               (cost $438,674,852)....................... 100.8%    425,248,959
              Other Assets
               and Liabilities - net.....................  (0.8)     (3,276,284)
                                                          -----    ------------
              Net Assets................................. 100.0%   $421,972,675
                                                          =====    ============

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed se-curity is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(d) Represents investment of cash collateral received for securities on loan (see Note 7).
(e) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at October 31, 1999.
(f) All or a portion of this security is currently on loan (see Note 7).

Summary of Abbreviations:
CAD    Canadian Dollar
DKK    Danish Krone
EUR    Euro Dollar
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
MTN    Medium Term Notes
STRIPS Separately Traded Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts to sell:

                                                                Unrealized
Exchange                         U.S. $ Value at  In Exchange  Appreciation
Date        Contracts to Deliver October 31, 1999 for U.S. $  (Depreciation)
----------------------------------------------------------------------------
02/01/2000     11,000,000 CAD       7,493,224      7,533,989      40,765
12/14/1999      3,425,000 EUR       3,614,963      3,612,142      (2,821)
01/31/2000      3,000,000 EUR       3,177,259      3,194,910      17,651
                                                                  ------
                                                                  55,595
                                                                  ======

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund

                            Schedule of Investments
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                            Value

 CORPORATE BONDS - 74.2%
             Automotive Equipment & Manufacturing - 2.8%
 $ 3,750,000 Eagle Picher Industries, Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/2008 (i).............................   $  3,206,250
   5,833,000 Exide Corp.,
              Sr. Notes (Subord.),
              2.90%, 12/15/2005 (d)............................      3,033,160
   4,000,000 Oxford Automotive, Inc.,
              Sr. Notes, Ser. D,
              10.125%, 6/15/2007...............................      3,620,000
                                                                  ------------
                                                                     9,859,410
                                                                  ------------
             Building, Construction &
              Furnishings - 0.6%
   2,500,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/2009 (i).............................      2,112,500
                                                                  ------------
             Cable/Other Video
              Distribution - 3.8%
     750,000 Adelphia Communications Corp.,
              Sr. Notes, Ser. B,
              10.50%, 7/15/2004................................        787,500
   5,000,000 Pegasus Communications Corp.,
              Sr. Notes, Ser. B,
              9.625%, 10/15/2005 (i)...........................      4,875,000
   2,850,000 Telewest Communications Plc,
              Sr. Notes (Disc.), Step Bond,
              (Eff. Yield 8.49%) (c),
              0.00%, 4/15/2009 (d).............................      1,767,000
  10,500,000 United Int'l Holdings, Inc.,
              Sr. Disc. Notes, Step Bond, Ser. B, (Eff. Yield
              9.29%) (c),
              0.00%, 2/15/2008.................................      6,011,250
                                                                  ------------
                                                                    13,440,750
                                                                  ------------
             Chemical & Agricultural
              Products - 1.5%
   5,250,000 Lyondell Chemical Co.,
              Sr. Secd. Notes, Ser. A,
              9.625%, 5/1/2007 (i).............................      5,223,750
                                                                  ------------
             Consumer Products &
              Services - 2.4%
   4,000,000 Affinity Group Hldg., Inc.,
              Sr. Notes,
              11.00%, 4/1/2007.................................      3,905,000
   5,000,000 Unicco Service Co.,
              Sr. Notes (Subord.), Ser. B,
              9.875%, 10/15/2007...............................      4,525,000
                                                                  ------------
                                                                     8,430,000
                                                                  ------------
             Finance & Insurance - 0.3%
   5,000,000 Contifinancial Corp.,
              Sr. Notes,
              8.375%, 8/15/2003................................      1,012,500
                                                                  ------------
             Food & Beverage Products - 4.1%
   4,350,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/2007................................      4,328,250

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Food & Beverage Products - continued
 $ 5,000,000 Aurora Foods, Inc.,
              Sr. Notes (Subord.), Ser. D,
              9.875%, 2/15/2007.................................   $  5,125,000
   5,000,000 Sun World Int'l., Inc.,
              1st Mtge. Notes, Ser. B,
              11.25%, 4/15/2004.................................      5,043,750
                                                                   ------------
                                                                     14,497,000
                                                                   ------------
             Forest Products - 0.3%
   1,000,000 Tembec Inds., Inc.,
              8.625%, 6/30/2009.................................        990,000
                                                                   ------------
             Gaming - 4.0%
   2,000,000 Agrosy Gaming Co.,
              Sr. Notes (Subord.),
              10.75%, 6/1/2009..................................      2,067,500
   4,000,000 Ameristar Casinos, Inc.,
              Sr. Notes (Subord.), Ser. B,
              10.50%, 8/1/2004..................................      4,000,000
   4,000,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/2007 (i)..............................      3,895,000
   2,325,000 Hollywood Park, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.25%, 2/15/2007 (i)..............................      2,261,062
   2,325,000 Isle of Capri Casinos, Inc.,
              Sr. Notes (Subord.),
              8.75%, 4/15/2009..................................      2,109,938
                                                                   ------------
                                                                     14,333,500
                                                                   ------------
             Healthcare Products &
              Services - 1.5%
   4,000,000 Lifepoint Hospitals Holdings, Inc., Sr. Notes
              (Subord.), 10.75%, 5/15/2009 (d)..................      3,950,000
   1,500,000 Unilab Fin. Corp.,
              Sr. Notes (Subord.), 12.75%, 10/1/2009 (d)........      1,509,375
                                                                   ------------
                                                                      5,459,375
                                                                   ------------
             Information Services &
              Technology - 0.6%
   2,200,000 PSInet, Inc.,
              Sr. Notes,
              11.00%, 8/1/2009 (d)..............................      2,271,500
                                                                   ------------
             Iron & Steel - 1.1%
   4,000,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/2005 (i).............................      3,820,000
                                                                   ------------
             Lease Rental Obligations - 2.0%
   4,000,000 Budget Group, Inc.,
              Sr. Notes,
              9.125%, 4/1/2006 (i)..............................      3,480,000
   4,000,000 United Rentals, Inc.,
              Ser. B,
              9.25%, 1/15/2009 (i)..............................      3,700,000
                                                                   ------------
                                                                      7,180,000
                                                                   ------------

                                   EVERGREEN
                              High Yield Bond Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Leisure & Tourism - 1.8%
 $ 3,000,000 Outboard Marine Corp.,
              Ser. B,
              10.75%, 6/1/2008 (i).............................   $  2,175,000
   5,000,000 Premier Cruise Ltd.,
              Sr. Notes,
              11.00%, 3/15/2008 (d)(f).........................        725,000
   5,500,000 Premier Parks, Inc.,
              Sr. Notes (Disc.), Step Bond, (Eff. Yield
              8.43%) (c),
              0.00%, 4/1/2008..................................      3,643,750
                                                                  ------------
                                                                     6,543,750
                                                                  ------------
             Manufacturing - Distributing - 2.1%
   4,000,000 Holley Performance Products, Inc.,
              Sr. Notes,
              12.25%, 9/15/2007 (d)............................      3,780,000
   4,000,000 Transdigm, Inc.,
              Sr. Notes (Subord.),
              10.375%, 12/1/2008...............................      3,690,000
                                                                  ------------
                                                                     7,470,000
                                                                  ------------
             Metals & Mining - 1.5%
   5,000,000 Acme Metals, Inc.,
              Sr. Notes,
              10.875%, 12/15/2007 (f)..........................        925,000
   4,000,000 Kaiser Aluminum & Chemical Corp.,
              Sr. Notes (Subord.),
              12.75%, 2/1/2003 (i).............................      3,900,000
   5,000,000 NSM Steel, Inc.,
              Sr. Mtge. Notes,
              12.00%, 2/1/2006 (d)(f)..........................        325,000
                                                                  ------------
                                                                     5,150,000
                                                                  ------------
             Oil/Energy - 6.2%
   4,000,000 Benton Oil & Gas Co.,
              Sr. Notes,
              9.375%, 11/1/2007................................      2,600,000
   4,750,000 Energy Corp. of America,
              Sr. Notes (Subord.), Ser. A,
              9.50%, 5/15/2007 (i).............................      2,398,750
   4,850,000 Giant Industries, Inc.,
              Sr. Notes (Subord.),
              9.00%, 9/1/2007..................................      4,413,500
   2,000,000 Houston Exploration Co.,
              Sr. Notes (Subord.), Ser. B,
              8.625%, 1/1/2008.................................      1,920,000
   4,000,000 Nationsrent, Inc.,
              Sr. Notes,
              10.375%, 12/15/2008 (i)..........................      3,870,000
   2,300,000 Nuevo Energy Co.,
              Sr. Notes (Subord.),
              9.50%, 6/1/2008 (d)..............................      2,265,500
   2,350,000 Petsec Energy, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.50%, 6/15/2007.................................      1,139,750
   2,000,000 Triton Energy Corp.,
              Sr. Notes,
              9.25%, 4/15/2005.................................      1,980,000
   1,500,000 Western Gas Resources, Inc.,
              Sr. Notes (Subord.),
              10.00%, 6/15/2009 (d)............................      1,545,000
                                                                  ------------
                                                                    22,132,500
                                                                  ------------

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Paper & Packaging - 2.8%
 $ 3,100,000 Packaging Corp. America,
              Sr. Notes (Subord.),
              9.625%, 4/1/2009 (d).............................   $  3,131,000
   2,000,000 Repap New Brunswick, Inc.,
              Sr. Secd. Notes,
              11.50%, 6/1/2004 (d).............................      2,010,000
   5,000,000 Riverwood Int'l. Corp.,
              Sr. Notes,
              10.25%, 4/1/2006 (i).............................      4,975,000
                                                                  ------------
                                                                    10,116,000
                                                                  ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 5.6%
   4,300,000 Acme Television LLC,
              Sr. Disc. Notes, Step Bond, Ser. B, (Eff. Yield
              10.47%) (c),
              0.00%, 9/30/2004.................................      3,773,250
   5,000,000 American Lawyer Media, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.75%, 12/15/2007................................      4,675,000
   5,000,000 Cinemark USA, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.625%, 8/1/2008 (i).............................      4,475,000
   7,000,000 Echostar DBS Corp.,
              Sr. Notes,
              9.375%, 2/1/2009.................................      6,973,750
                                                                  ------------
                                                                    19,897,000
                                                                  ------------
             Retailing & Wholesale - 2.1%
   4,000,000 Ames Department Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/2006 (i)............................      3,920,000
   3,200,000 Michaels Stores, Inc.,
              Sr. Notes,
              10.875%, 6/15/2006...............................      3,392,000
                                                                  ------------
                                                                     7,312,000
                                                                  ------------
             Telecommunication Services & Equipment - 22.7%
   4,390,000 21st Century Telecom Group, Inc.,
              Sr. Disc. Notes, Step Bond, (Eff. Yield
              18.53%), (c)
              0.00%, 2/15/2008.................................      1,975,500
   3,000,000 Amsc Acquisition Co., Inc.,
              Sr. Secd. Notes, Ser. B,
              12.25%, 4/1/2008.................................      1,695,000
   2,000,000 Crown Castle Int'l. Corp.,
              Sr. Notes,
              9.00%, 5/15/2011 (i).............................      1,910,000
   6,000,000 Intercel, Inc.,
              Sr. Notes (Disc.), Step Bond, (Eff. Yield
              10.10%) (c),
              0.00%, 2/1/2006..................................      5,235,000
   8,625,000 Intermedia Communications, Inc.,
              Sr. Disc. Notes, Step Bond, Ser. B , (Eff. Yield
              8.72%) (c),
              0.00%, 7/15/2007 (i).............................      6,015,937
   5,000,000 Jordan Telecommunication Products,
              Sr. Notes, Ser. B,
              9.875%, 8/1/2007.................................      4,725,000
   7,000,000 Level 3 Communications, Inc.,
              Sr. Notes,
              9.125%, 5/1/2008 (i).............................      6,562,500

                                   EVERGREEN
                              High Yield Bond Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Telecommunication Services & Equipment - continued
 $ 6,186,000 McLeod USA, Inc.,
              Sr. Disc. Notes, Step Bond, (Eff. Yield 8.11%)
              (c),
              0.00%, 3/1/2007 (i)...............................   $  4,917,870
   4,000,000 Metromedia Fiber Network, Inc.,
              Sr. Notes, Ser. B,
              10.00%, 11/15/2008................................      3,950,000
   5,700,000 Microcell Telecommunications, Inc.,
              Sr. Disc. Notes, Step Bond, (Eff. Yield 11.86%)
              (c),
              0.00%, 6/1/2009 (i)...............................      3,462,750
             Nextel Communications, Inc.:
   7,000,000  Sr. Disc. Notes, Step Bond, (Eff. Yield 9.52%) (c),
              0.00%, 2/15/2008 (i)...............................     5,005,000
   2,000,000  Sr. Disc. Notes,
              9.75%, 8/15/2004...................................     2,050,000
   5,500,000 Nextlink Communications, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 12.03%) (c),
              0.00%, 6/1/2009 (i)...............................      3,245,000
   2,000,000 Orbcomm Global LP,
              Sr. Notes, Ser. B,
              14.00%, 8/15/2004 (i).............................      1,650,000
   5,000,000 Price Communications Wireless, Inc.,
              Sr. Notes (Subord.),
              11.75%, 7/15/2007.................................      5,487,500
   5,000,000 RCN Corp.,
              Sr. Disc. Notes, Step Bond, (Eff. Yield 9.53%)
              (c),
              0.00%, 10/15/2007.................................      3,487,500
   5,000,000 Rural Cellular Corp.,
              Sr. Notes (Subord.), Ser. B,
              9.625%, 5/15/2008.................................      5,150,000
   2,425,000 Tritel PCS, Inc.,
              Sr. Disc. Notes, Step Bond, (Eff. Yield 12.75%)
              (c),
              0.00%, 5/15/2009 (d)..............................      1,467,125
   3,325,000 Triton PCS, Inc.,
              Step Bond,
              (Eff. Yield 10.26%) (c),
              0.00%, 5/1/2008...................................      2,294,250
   6,500,000 Williams Communications Group, Inc.,
              Sr. Notes,
              10.875%, 10/1/2009 (i)............................      6,695,000
   4,000,000 Winstar Communications, Inc.,
              Sr. Notes (Subord.),
              10.00%, 3/15/2008.................................      3,450,000
                                                                   ------------
                                                                     80,430,932
                                                                   ------------
             Textile & Apparel - 1.5%
   2,660,000 Delta Mills, Inc.,
              Sr. Notes, Ser. B,
              9.625%, 9/1/2007..................................      2,008,300
   3,200,000 Simmons Co.,
              Sr. Notes (Subord.), Ser. B,
              10.25%, 3/15/2009 (i).............................      3,160,000
                                                                   ------------
                                                                      5,168,300
                                                                   ------------
             Transportation - 1.3%
 $ 5,000,000 American Commercial Lines LLC,
              Sr. Notes, Ser. B,
              10.25%, 6/30/2008 (i).............................      4,725,000
                                                                   ------------

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Water & Sewer - 1.6%
             Allied Waste North America, Inc.:
 $ 1,925,000 Sr. Notes, Ser. B,
             7.625%, 1/1/2006 (i)..............................   $  1,669,938
   4,600,000 Sr. Notes (Subord.),
             10.00%, 8/1/2009 (d)..............................      3,915,750
                                                                  ------------
                                                                     5,585,688
                                                                  ------------
             Total Corporate Bonds
              (cost $296,521,318)..............................    263,161,455
                                                                  ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 0.7%
             Telecommunication Services & Equipment - 0.7%
   2,500,000 NTL Communications Co.,
      GBP    9.75%, 4/15/2009
             (cost $2,621,033).................................      2,331,289
                                                                  ------------
 YANKEE OBLIGATIONS - 11.5%
             Cable/Other Video Distribution - 1.0%
   4,000,000 Imax Corp.,
              Sr. Notes,
              7.875%, 12/1/2005 (i)............................      3,740,000
                                                                  ------------
             Finance & Insurance - 1.2%
   4,500,000 Ono Finance, PLC,
              Note,
              13.00%, 5/1/2009 (d).............................      4,432,500
                                                                  ------------
             Metals & Mining - 1.9%
   4,000,000 Bulong Operation Property Ltd.,
              Sr. Notes,
              12.50%, 12/15/2008...............................      3,860,000
   3,250,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/2008.................................      2,884,375
                                                                  ------------
                                                                     6,744,375
                                                                  ------------
             Paper & Packaging - 1.2%
   4,100,000 Norampac, Inc.,
              Sr. Notes,
              9.50%, 2/1/2008 (i)..............................      4,202,500
                                                                  ------------
             Telecommunication Services & Equipment - 6.2%
   3,000,000 Alestra SA de RL de CV,
              Sr. Notes,
              12.125%, 5/15/2006 (d)...........................      2,917,500
   9,500,000 Clearnet Communications, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 9.72%) (c),
              0.00%, 12/15/2005................................      9,036,875
   4,000,000 Hermes Europe Railtel BV,
              Sr. Notes,
              10.375%, 1/15/2009...............................      3,800,000
   5,000,000 Star Choice Communications,
              Sr. Secd. Notes,
              13.00%, 12/15/2005...............................      5,000,000
   1,000,000 Telewest Communication PLC,
              Sr. Notes,
              11.25%, 11/1/2008................................      1,077,500
                                                                  ------------
                                                                    21,831,875
                                                                  ------------
             Total Yankee Obligations
              (cost $41,984,710)...............................     40,951,250
                                                                  ------------

                                   EVERGREEN
                              High Yield Bond Fund

                       Schedule of Investments (continued)
                          October 31, 1999 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - 4.5%
             Electronic Equipment &
              Services - 0.4%
     642,071 Ampex Corp., Class A (a)(b)........................   $  1,565,048
                                                                   ------------
             Food & Beverage Products -  0.0%(g)
     131,250 Specialty Foods Acquisition Corp., (a).............          2,625
                                                                   ------------
             Gaming - 1.1%
     254,790 Isle of Capri Casinos, Inc., (a)(i)................      3,025,631
     100,463 JCC Holding Co., Class A...........................        891,609
                                                                   ------------
                                                                      3,917,240
                                                                   ------------
             Telecommunication Services & Equipment - 3.0%
       2,570 AT & T Canada, Inc.,
              Class B Deposit Receipts..........................         82,883
      33,912 Destia Communications, Inc., (a)...................        474,768
      33,296 Nextel Communications, Inc., Class A (a)(d)(i).....      2,869,699
     326,906 Price Communications Corp. ........................      7,110,205
                                                                   ------------
                                                                     10,537,555
                                                                   ------------
             Total Common Stocks
              (cost $15,962,839)................................     16,022,468
                                                                   ------------
 PREFERRED STOCKS - 6.5%
             Cable/Other Video
              Distribution - 0.9%
      28,500 Adelphia Communications Corp.,
              Ser. B (d)........................................      3,142,125
                                                                   ------------
             Electronic Equipment & Services - 2.7%
             Ampex Corp.,
       1,510 Convertible Preferred
             Stock (a)(h).......................................      2,265,000
       7,137 Redeemable Preferred
             Stock (a)(h).......................................      7,448,815
                                                                   ------------
                                                                      9,713,815
                                                                   ------------
             Engineering - 2.0%
      67,605 CSC Holdings, Inc.,
              Ser. M (a)........................................      7,284,439
                                                                   ------------
             Finance & Insurance - 0.4%
      12,800 Sinclair Capital Corp., (d)........................      1,283,200
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.5%
      20,000 Primedia, Inc.,
              Ser. F (a)........................................      1,830,000
                                                                   ------------
             Total Preferred Stocks
              (cost $20,141,718)................................     23,253,579
                                                                   ------------

   Shares                                                              Value

 WARRANTS - 0.2%
             Aerospace & Defense - 0.0%(g)
      76,000 CHC Helicopter Corp.,
              Warrants,
              expiring, 12/15/2000 (a)...........................   $     76,000
                                                                    ------------
             Automotive Equipment & Manufacturing - 0.0%(g)
       9,500 Chatwins Group, Inc.,
              Warrants,
              expiring, 5/3/2003 (a).............................              0
                                                                    ------------
             Communication Systems & Services - 0.0%(g)
       3,000 American Mobile Satellite Corp.,
              Warrants,
              expiring, 4/1/2008 (a)(d)..........................         54,375
                                                                    ------------
             Finance & Insurance - 0.0%(g)
       4,500 Ono Finance, PLC,
              Warrants,
              expiring, 5/31/2009 (a)............................         27,000
                                                                    ------------
             Gaming - 0.1%
      50,424 Isle of Capri Casinos, Inc.,
              Warrants,
              expiring, 3/5/2001 (a)(b)..........................        239,514
                                                                    ------------
             Telecommunication Services & Equipment - 0.1%
     115,800 Star Choice Communications,
              Warrants, expiring, 12/15/2005 (a).................        259,624
                                                                    ------------
             Total Warrants
              (cost $472,466)....................................        656,513
                                                                    ------------
 MUTUAL FUND SHARES - 13.1%
  46,457,304 Navigator Prime Portfolio,
              (cost $46,457,304) (j).............................     46,457,304
                                                                    ------------

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENT - 1.1%
 $ 3,861,000 Evergreen Joint Repurchase Agreement,
              Dated 10/29/1999, 5.25%,
              maturing 11/1/1999,
              maturity value $3,862,689
              (cost $3,861,000) (e)..............................     3,861,000

             Total Investments -
              (cost $428,022,388).......................    111.8%  396,694,858
             Other Assets and Liabilities - net.........    (11.8)  (41,959,314)
                                                           ------  ------------
             Net Assets.................................    100.0% $354,735,544
                                                           ======  ============

                                   EVERGREEN
                              High Yield Bond Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

(a) Non-income producing.
(b) All or a portion of these securities are illiquid securities, and are val-ued using market quotations where readily available. In the absence of mar-ket quotations, the securities are valued based upon their fair value de-termined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net as-sets in such securities.
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at October 31, 1999.
(f) This obligation has filed Chapter 11 bankruptcy and has discontinued ac-crual of interest income.
(g) Less than 1/10th of one percent of net assets.
(h) Security has been fair valued in accord with procedures established by the Board of Trustees.
(i) All or a portion of this security is currently on loan. (See Note 7)
(j) Represents investment of cash collateral received for securities on loan. (See Note 7)

Summary of Abbreviations:
GBP Pounds Sterling

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund

                            Schedule of Investments
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value
 ASSET-BACKED SECURITIES - 0.7%
 $ 1,850,000 PNC Student Loan Trust,
              Ser. 97-2, Class A7,
              6.728%, 1/25/2007
              (cost $1,850,000).................................   $  1,838,724
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
   1,903,204 Independent National Mtge. Corp.,
              Ser. 1997-A, Class A,
              (Est. Maturity 2003) (d),
              7.81%, 12/26/2026
              (cost $1,903,053) (h).............................      1,715,858
                                                                   ------------
 CORPORATE BONDS - 36.8%
             Automotive Equipment & Manufacturing - 0.8%
   1,000,000 Exide Corp.,
              Sr. Notes (Subord.),
              2.90%, 12/15/2005 (d).............................        520,000
   2,000,000 Oxford Automotive, Inc.,
              Sr. Notes, Ser. D,
              10.125%, 6/15/2007................................      1,810,000
                                                                   ------------
                                                                      2,330,000
                                                                   ------------
             Building, Construction & Furnishings - 0.6%
   2,000,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/2009 (f)..............................      1,690,000
                                                                   ------------
             Cable/Other Video Distribution - 1.5%
     250,000 Adelphia Communications Corp.,
              Sr. Notes, Ser. B,
              10.50%, 7/15/2004.................................        262,500
   2,000,000 Lenfest Communications, Inc.,
              Sr. Notes,
              8.375%, 11/1/2005.................................      2,060,000
   1,000,000 Pegasus Communications Corp.,
              Sr. Notes, Ser. B,
              9.625%, 10/15/2005................................        975,000
   1,000,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/2005.................................        992,500
                                                                   ------------
                                                                      4,290,000
                                                                   ------------
             Chemical & Agricultural Products - 1.6%
   2,000,000 Huntsman ICI Chemicals, Inc.,
              Sr. Notes (Subord.),
              10.125%, 7/1/2009 (d).............................      2,000,000
   2,500,000 Lyondell Chemical Co.,
              Sr. Secd. Notes, Ser. A,
              9.625%, 5/1/2007..................................      2,487,500
                                                                   ------------
                                                                      4,487,500
                                                                   ------------
             Consumer Products & Services - 0.2%
   1,000,000 MTS, Inc.,
              Sr. Notes (Subord.),
              9.375%, 5/1/2005..................................        700,000
                                                                   ------------
             Finance & Insurance - 0.7%
   1,500,000 Americo Life, Inc.,
              Sr. Notes (Subord.),
              9.25%, 6/1/2005...................................      1,477,500

  Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 2,000,000 Contifinancial Corp.,
              Sr. Notes,
              8.375%, 8/15/2003..................................   $    405,000
                                                                    ------------
                                                                       1,882,500
                                                                    ------------
             Food & Beverage Products - 0.6%
     825,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/2007..................................        820,875
   1,000,000 Sun World Int'l., Inc.,
              1st Mtge. Notes, Ser. B,
              11.25%, 4/15/2004..................................      1,008,750
                                                                    ------------
                                                                       1,829,625
                                                                    ------------
             Forest Products - 0.2%
     500,000 Tembec Inds., Inc.,
              8.625%, 6/30/2009..................................        495,000
                                                                    ------------
             Gaming - 2.8%
   2,000,000 Ameristar Casinos, Inc.,
              Sr. Notes (Subord.), Ser. B,
              10.50%, 8/1/2004...................................      2,000,000
   2,000,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/2007...................................      1,947,500
   1,500,000 Hollywood Casino Shreveport,
              1st Mtge. Note,
              13.00%, 8/1/2006 (d)...............................      1,560,000
   1,000,000 Hollywood Park, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.25%, 2/15/2007...................................        972,500
   1,500,000 Isle of Capri Casinos, Inc.,
              Sr. Notes (Subord.),
              8.75%, 4/15/2009...................................      1,361,250
                                                                    ------------
                                                                       7,841,250
                                                                    ------------
             Healthcare Products & Services - 0.5%
   1,470,000 Lifepoint Hospitals Holdings, Inc.,
              Sr. Notes (Subord.),
              10.75%, 5/15/2009 (d)..............................      1,451,625
                                                                    ------------
             Information Services & Technology - 0.8%
   1,100,000 PSInet, Inc.,
              Sr. Notes,
              11.00%, 8/1/2009 (d)...............................      1,135,750
   1,000,000 Unisys Corp.,
              Sr. Notes,
              11.75%, 10/15/2004.................................      1,110,000
                                                                    ------------
                                                                       2,245,750
                                                                    ------------
             Iron & Steel - 0.5%
   1,500,000 National Steel Corp.,
              Mtge. Notes, Ser. D,
              9.875%, 3/1/2009 (f)...............................      1,485,000
                                                                    ------------
             Lease Rental Obligations - 1.3%
   2,000,000 Budget Group, Inc.,
              Sr. Notes,
              9.125%, 4/1/2006 (f)...............................      1,740,000
   2,000,000 United Rentals, Inc.,
              Ser. B,
              9.25%, 1/15/2009...................................      1,850,000
                                                                    ------------
                                                                       3,590,000
                                                                    ------------

                                   EVERGREEN
                             Strategic Income Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value
 CORPORATE BONDS - continued
             Leisure & Tourism - 0.7%
 $ 1,300,000 Outboard Marine Corp.,
              Ser. B,
              10.75%, 6/1/2008 (f)..............................   $    942,500
   1,000,000 Premier Cruise Ltd.,
              Sr. Notes,
              11.00%, 3/15/2008 (d) (e).........................        145,000
   1,000,000 Prime Hospitality Corp.,
              Sr. Notes (Subord.), Ser. B,
              9.75%, 4/1/2007...................................        915,000
                                                                   ------------
                                                                      2,002,500
                                                                   ------------
             Manufacturing - Distributing - 0.7%
   2,000,000 Holley Performance Products, Inc.,
              Sr. Notes,
              12.25%, 9/15/2007 (d).............................      1,890,000
                                                                   ------------
             Metals & Mining - 0.5%
   2,000,000 Acme Metals, Inc.,
              Sr. Notes,
              10.875%, 12/15/2007 (e)...........................        370,000
   1,000,000 Bethlehem Steel Corp.,
              Sr. Notes,
              10.375%, 9/1/2003 (f).............................      1,012,500
   2,000,000 NSM Steel, Inc.,
              Sr. Mtge. Notes,
              12.00%, 2/1/2006 (d)(e)...........................        130,000
                                                                   ------------
                                                                      1,512,500
                                                                   ------------
             Oil/Energy - 1.9%
   1,000,000 Benton Oil & Gas Co.,
              Sr. Notes,
              9.375%, 11/1/2007.................................        650,000
   1,000,000 Energy Corp. of America,
              Sr. Notes (Subord.), Ser. A,
              9.50%, 5/15/2007..................................        505,000
   1,000,000 Houston Exploration Co.,
              Sr. Notes (Subord.), Ser. B,
              8.625%, 1/1/2008..................................        960,000
   1,175,000 Nuevo Energy Co.,
              Sr. Notes (Subord.)
              9.50%, 6/1/2008 (d),..............................      1,157,375
   2,500,000 Petsec Energy, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.50%, 6/15/2007..................................      1,212,500
     950,000 Triton Energy, Ltd./Corp.,
              Sr. Notes,
              9.25%, 4/15/2005..................................        940,500
                                                                   ------------
                                                                      5,425,375
                                                                   ------------
             Paper & Packaging - 1.5%
   2,000,000 Repap New Brunswick, Inc.,
              Sr. Secd. Notes,
              11.50%, 6/1/2004 (d)..............................      2,010,000
   2,000,000 Stone Container Fin. Co.,
              Sr. Notes,
              11.50%, 8/15/2006 (d).............................      2,110,000
                                                                   ------------
                                                                      4,120,000
                                                                   ------------

  Principal
    Amount                                                           Value
 CORPORATE BONDS - continued
              Printing, Publishing, Broadcasting &
               Entertainment - 4.2%
 $    600,000 Ackerley Group, Inc.,
               Sr. Notes (Subord.), Ser. B,
               9.00%, 1/15/2009 (f)............................   $    580,500
    1,150,000 Acme Television LLC,
               Sr. Disc. Notes, Step Bond, Ser. B,
               (Eff. Yield 10.39%) (c),
               0.00%, 9/30/2004................................      1,009,125
    1,500,000 American Lawyer Media, Inc.,
               Sr. Notes (Subord.), Ser. B,
               9.75%, 12/15/2007...............................      1,402,500
    1,000,000 Big Flower Press Holdings, Inc.,
               Sr. Notes (Subord.),
               8.625%, 12/1/2008...............................      1,007,500
      500,000 Cinemark USA, Inc.,
               Sr. Notes (Subord.), Ser. B,
               9.625%, 8/1/2008................................        447,500
    2,000,000 Echostar DBS Corp.,
               Sr. Notes,
               9.375%, 2/1/2009................................      1,992,500
    2,000,000 Loews Ciniplex Entertainment Corp.,
               Sr. Notes (Subord.),
               8.875%, 8/1/2008................................      1,820,000
    2,000,000 Pegasus Communications Corp.,
               Sr. Notes,
               9.75%, 12/1/2006................................      1,950,000
      564,000 SFX Broadcasting, Inc.,
               Sr. Notes (Subord.), Ser. B,
               10.75%, 5/15/2006 (f)...........................        624,630
    1,000,000 SFX Entertainment, Inc.,
               Sr. Notes (Subord.),
               9.125%, 12/1/2008...............................        915,000
                                                                  ------------
                                                                    11,749,255
                                                                  ------------
              Retailing & Wholesale - 1.4%
    2,000,000 Advance Stores, Inc.,
               Sr. Notes (Subord.),
               10.25%, 4/15/2008...............................      1,850,000
    2,000,000 Ames Department Stores, Inc.,
               Sr. Notes,
               10.00%, 4/15/2006 (f)...........................      1,960,000
                                                                  ------------
                                                                     3,810,000
                                                                  ------------
              Telecommunication Services & Equipment - 9.4%
    2,200,000 21st Century Telecom Group, Inc.,
               Sr. Disc. Notes, Step Bond,
               (Eff. Yield 16.07%) (c),
               12.25%, 2/15/2008...............................        990,000
    1,000,000 Hyperion Telecommunications, Inc.,
               Sr. Disc. Notes, Step Bond,
               (Eff. Yield 11.22%) (c),
               0.00%, 4/15/2003................................        862,500
    2,000,000 Intermedia Communications, Inc.,
               Sr. Disc. Notes, Step Bond, Ser. B,
               (Eff. Yield 9.93%) (c),
               0.00%, 7/15/2007................................      1,395,000
    2,000,000 Jordan Telecommunication Products,
               Sr. Notes, Ser. B,
               9.875%, 8/1/2007................................      1,890,000

                                   EVERGREEN
                             Strategic Income Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
             Telecommunication Services & Equipment - continued
 $ 2,500,000 Level 3 Communications, Inc.,
              Sr. Notes,
              9.125%, 5/1/2008...................................   $  2,343,750
     850,000 McLeod USA, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 8.09%) (c),
              0.00%, 3/1/2007....................................        675,750
   1,500,000 Microcell Telecommunications, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 10.68%) (c),
              0.00%, 6/1/2009....................................        911,250
             Nextel Communications, Inc.
              Sr. Disc. Notes, Step Bond
   2,400,000  (Eff. Yield 7.29%) (c)
              0.00%, 8/15/2004,...................................     2,460,000
   2,000,000  (Eff. Yield 9.56%) (c)(d),
              0.00%, 2/15/2008....................................     1,430,000
   2,700,000 Nextlink Communications, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 10.78%) (c),
              0.00%, 6/1/2009....................................      1,593,000
   1,500,000 Price Communications Wireless, Inc.,
              Sr. Notes (Subord.),
              11.75%, 7/15/2007..................................      1,646,250
   2,500,000 RCN Corp.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 10.58%) (c),
              0.00%, 10/15/2007..................................      1,743,750
   2,500,000 Rural Cellular Corp.,
              Sr. Notes (Subord.), Ser. B,
              9.625%, 5/15/2008..................................      2,575,000
   1,125,000 Tritel PCS, Inc.,
              Sr. Disc. Notes, Step Bond,
              (Eff. Yield 11.42%), (c)
              0.00%, 5/15/2009 (d)...............................        680,625
   1,775,000 Triton PCS, Inc.,
              Step Bond, (Eff. Yield 10.26%) (c),
              0.00%, 5/1/2008....................................      1,224,750
   2,500,000 Williams Communications Group, Inc.,
              Sr. Notes,
              10.875%, 10/1/2009.................................      2,575,000
   1,900,000 Winstar Communications, Inc.,
              Sr. Notes (Subord.),
              10.00%, 3/15/2008..................................      1,638,750
                                                                    ------------
                                                                      26,635,375
                                                                    ------------
             Textile & Apparel - 0.2%
     750,000 Delta Mills, Inc.,
              Sr. Notes, Ser. B,
              9.625%, 9/1/2007...................................        566,250
                                                                    ------------
             Transportation - 2.4%
   2,000,000 American Commercial Lines LLC,
              Sr. Notes, Ser. B,
              10.25%, 6/30/2008..................................      1,890,000
             Piedmont Aviation, Inc.:
     852,000  9.90%, 1/15/2001....................................       890,836
   1,389,000  10.15%, 3/28/2003...................................     1,425,725

   Principal
    Amount                                                             Value
 CORPORATE BONDS - continued
               Transportation - continued
 $   2,050,000 Sea Containers Ltd.,
                Sr. Notes, Ser. B,
                7.875%, 2/15/2008................................   $  1,773,250
       896,000 USAir, Inc.,
                Ser. 88-B,
                9.90%, 1/15/2001.................................        908,030
                                                                    ------------
                                                                       6,887,841
                                                                    ------------
               Utilities - 1.2%
     1,000,000 Cleveland Elec. Illuminating Co.,
                1st Mtge. Notes, Ser. B,
                9.50%, 5/15/2005.................................      1,047,446
     2,218,808 Tucson Elec.,
                Ser. B,
                10.211%, 1/1/2009................................      2,374,125
                                                                    ------------
                                                                       3,421,571
                                                                    ------------
               Water & Sewer - 0.6%
     2,000,000 Allied Waste North America, Inc.,
                Sr. Notes, Ser. B,
                7.625%, 1/1/2006.................................      1,735,000
                                                                    ------------
               Total Corporate Bonds
                (cost $114,223,599)..............................    104,073,917
                                                                    ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 21.9%
               Banks - 3.4%
       400,000 European Investment Bank,
           GBP  Bonds,
                7.625%, 12/7/2006................................        689,618
    63,678,000 Realkredit Danmark,
           DKK  Bonds,
                7.00%, 10/1/2029.................................      8,816,018
                                                                    ------------
                                                                       9,505,636
                                                                    ------------
               Finance & Insurance - 0.8%
     3,000,000 CEI Citicorp Holdings,
           ARS  11.25%, 2/14/2007................................      2,341,100
                                                                    ------------
               Government - 15.7%
     6,650,000 Canada (Government of),
           CAD  Ser. J34,
                11.25%, 12/15/2002...............................      5,188,166
               Canada, Quebec (Province of):
     6,000,000  Debs.,
           CAD  9.38%, 1/16/2023..................................     5,232,217
    13,200,000  Debs.,
           CAD  7.75%, 3/30/2006..................................     9,609,212
 1,418,000,000 Greece, (Republic of),
           GRD  Debs.,
                8.80%, 6/19/2007.................................      4,929,384
               Italy (Republic of):
     3,406,027  Debs.,
           EUR  6.75%, 2/1/2007...................................     3,887,153
     6,450,000  Debs.,
           EUR  9.00%, 10/1/2003..................................     7,753,927
       570,683  Debs.,
           EUR  9.50%, 2/1/2006...................................       736,955
               Poland (Government of),
    30,000,000  12.00%,
           PLN  10/12/2001 - 10/12/2003...........................     6,745,468

                                   EVERGREEN
                             Strategic Income Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value
 FOREIGN BONDS (NON U.S. DOLLARS) - continued
             Government - continued
     155,301 Spain (Government of),
         EUR  Debs.,
              5.00%, 1/31/2001..................................   $    165,640
                                                                   ------------
                                                                     44,248,122
                                                                   ------------
             Telecommunication Services & Equipment - 1.3%
   3,500,000 NTL, Inc.,
         GBP  Sr. Notes,
              10.75%, 4/1/2008..................................      3,738,278
                                                                   ------------
             Transportation - 0.7%
   2,000,000 Hermes Europe Railtel,
         EUR  Bonds,
              10.375%, 1/15/2006................................      2,114,218
                                                                   ------------
             Total Foreign Bonds (Non U.S. Dollars)
              (cost $66,076,467)................................     61,947,354
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 13.9%
             FHLMC:
 $ 1,723,748 6.95%, 4/1/2022....................................      1,747,035
   1,680,750 7.00%, 5/1/2011 - 12/1/2011........................      1,683,625
             FNMA:
   7,559,481 6.00%, 8/1/2028....................................      7,054,885
  25,704,988 6.50%, 8/1/2028 - 9/1/2028.........................     24,668,563
   1,190,958 6.73%, 9/1/2021....................................      1,207,774
     106,324 7.00%, 11/1/2027...................................        104,558
   2,793,101 GNMA,
              6.50%, 7/15/2009..................................      2,754,444
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $40,506,700)................................     39,220,884
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 10.2%
   7,545,000 U.S. Treasury Bonds,
              5.25%, 2/15/2029..................................      6,528,787
             U.S. Treasury Notes:
  17,900,000 5.50%, 12/31/2000..................................     17,866,437
   3,750,000 5.63%, 5/15/2008...................................      3,618,750
     850,000 6.00%, 8/15/2009...................................        849,204
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $29,064,300)................................     28,863,178
                                                                   ------------
   Shares                                                             Value
 COMMON STOCK - 2.7%
             Electronic Equipment & Services - 0.1%
     143,220 Ampex Corp., Class A (a)...........................        349,099
                                                                   ------------
             Gaming - 0.5%
     104,514 Isle of Capri Casinos, Inc. (f)....................      1,241,104
      29,167 JCC Holding Co., Class A...........................        258,857
                                                                   ------------
                                                                      1,499,961
                                                                   ------------

   Shares                                                             Value
 COMMON STOCK - continued
             Telecommunication Services & Equipment - 2.1%
      15,098 Nextel Communications, Inc.,
              Class A (a) (f)...................................   $  1,301,259
     207,611 Price Communications Corp..........................      4,515,539
                                                                   ------------
                                                                      5,816,798
                                                                   ------------
             Total Common Stock
              (cost $7,040,180).................................      7,665,858
                                                                   ------------
 WARRANTS - 0.0% (i)
             Finance & Insurance - 0.0% (i)
       2,000 Ono Finance, PLC,
              expiring, 5/31/2009 (a)...........................         12,000
                                                                   ------------
             Gaming - 0.0% (i)
      19,582 Isle of Capri Casinos, Inc.,
              expiring, 3/5/2001 (a)............................         93,014
                                                                   ------------
             Total Warrants
              (cost $84,760)....................................        105,014
                                                                   ------------
 PREFERRED STOCK - 0.2%
             Electronic Equipment & Services - 0.2%
         628 Ampex Corp.,
              Redeemable Preferred Stock (a) (cost $598,610)....        655,437
                                                                   ------------
  Principal
   Amount                                                             Value
 YANKEE OBLIGATIONS - 10.2%
             Finance & Insurance - 0.9%
 $ 2,000,000 Ono Finance, PLC,
              Notes,
              13.00%, 5/1/2009 (d)..............................      1,970,000
     800,000 PTC Int'l Fin. BV,
              Sr. Disc. Notes (Subord.), Step Bond, (Eff. Yield
              10.14%) (c),
              0.00%, 7/1/2002...................................        548,000
                                                                   ------------
                                                                      2,518,000
                                                                   ------------
             Government - 5.1%
     422,400 Argentina (Republic of),
              6.812%, 3/31/2000.................................        377,140
             Brazil (Fed. Rep. of)
   4,112,500 5.88%, 4/15/2006...................................      3,358,267
   4,852,837 8.00%, 4/15/2014...................................      3,236,357
   1,000,000 11.63%, 4/15/2004..................................        943,500
             United Mexican States
   2,000,000 11.38%, 9/15/2016..................................      2,120,000
   4,000,000 11.50%, 5/15/2026..................................      4,425,200
                                                                   ------------
                                                                     14,460,464
                                                                   ------------
             Metals & Mining - 1.1%
   2,000,000 Bulong Operation Property Ltd.,
              Sr. Notes,
              12.50%, 12/15/2008................................      1,930,000
   1,340,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/2008..................................      1,189,250
                                                                   ------------
                                                                      3,119,250
                                                                   ------------

                                   EVERGREEN
                             Strategic Income Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                             Value
 YANKEE OBLIGATIONS - continued
             Oil/Energy - 0.7%
 $ 2,000,000 Petroleos Mexicanos,
              9.375%, 12/2/2008 (d).............................   $  2,035,000
                                                                   ------------
             Paper & Packaging - 0.7%
   2,000,000 Grupo Int'l. Durango S.A.,
              Notes,
              12.625%, 8/1/2003 (f).............................      1,945,000
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.7%
   4,000,000 TV Bandeirantes,
              Sr. Notes,
              12.875%, 5/15/2006 (d)............................      1,830,000
                                                                   ------------
             Telecommunication Services & Equipment - 1.0%
   1,000,000 Alestra SA de RL de CV,
              Sr. Notes,
              12.125%, 5/15/2006 (d)............................        972,500
   2,000,000 Hermes Europe Railtel BV,
              Sr. Notes,
              10.375%, 1/15/2009................................      1,900,000
                                                                   ------------
                                                                      2,872,500
                                                                   ------------
             Total Yankee Obligations
              (cost $30,926,075)................................     28,780,214
                                                                   ------------

   Shares                                                             Value
 MUTUAL FUND SHARES - 2.7%
   7,478,802 Navigator Prime Portfolio,
              (cost $7,478,802) (g).............................   $  7,478,802
                                                                   ------------
  Principal
   Amount                                                             Value
 REPURCHASE AGREEMENT - 1.1%
 $ 3,134,000 Evergreen Joint Repurchase Agreement, Dated
              10/29/1999, 5.25%, maturing 11/1/1999, maturity
              value $3,135,371
               (cost $3,134,000) (b)............................      3,134,000
                                                                   ------------

             Total Investments -
              (cost $302,886,546)........................   101.0%  285,479,240
             Other Assets and
              Liabilities - net..........................    (1.0)   (2,875,565)
                                                            -----  ------------
             Net Assets..................................   100.0% $282,603,675
                                                            =====  ============

(a)  Non-income producing.
(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1999.
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liq-uid under guide-lines established by the Board of Trustees.
(e) This obligation has filed Chapter 11 bankruptcy and has discontinued ac-crual of interest income.
(f)  All or a portion of this security currently is on loan (See Note 7).
(g) Represents investment of cash collateral received for securities on loan (See Note 7).
(h) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(i)  Less than one tenth of one percent of net assets.

Summary of Abbreviations:
ARS    Argentine Peso
CAD    Canadian Dollar
DKK    Danish Krone
EUR    Euro Dollar
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
GBP    Pound Sterling
GNMA   Government National Mortgage Association
GRD    Greek Drachma
PLN    Polish Zloty

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund

                            Schedule of Investments
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                           Value
 CORPORATE BONDS - 16.5%
             Banks - 2.4%
 $ 5,000,000 Fleet National Bank, Providence, RI,
              Subord. Notes,
              5.75%, 1/15/2009................................   $  4,501,850
   7,000,000 Society National Bank, Cleveland OH, Subord.
              Notes,
              6.75%, 6/15/2003................................      6,972,735
                                                                 ------------
                                                                   11,474,585
                                                                 ------------
             Cable/Other Video Distribution - 2.0%
   8,000,000 Comcast Cable Communications, Sr. Notes,
              6.20%, 11/15/2008...............................      7,379,464
   2,000,000 Time Warner Entertainment Co., LP, Sr. Debs.,
              7.25%, 9/1/2008.................................      1,999,980
                                                                 ------------
                                                                    9,379,444
                                                                 ------------
             Diversified Companies - 0.6%
   3,000,000 Williams Holdings Delaware, Inc., Notes,
              6.125%, 12/1/2003...............................      2,892,378
                                                                 ------------
             Finance - 1.2%
   6,000,000 Ford Motor Credit Co.,
              Sr. Notes,
              6.50%, 2/28/2002................................      5,982,918
                                                                 ------------
             Food & Beverage Products - 0.7%
   3,500,000 Pepsi Bottling Holdings, Inc.,
              5.375%, 2/17/2004 (a)...........................      3,319,344
                                                                 ------------
             Machinery - Diversified - 0.6%
   3,000,000 Case Corp. Notes, Ser. B
              6.25%, 12/1/2003 (a)............................      2,913,891
                                                                 ------------
             Retailing & Wholesale - 4.4%
   7,000,000 Dayton Hudson Corp.,
              Puttable Reset Sec.,
              5.95%, 6/15/2000................................      7,005,908
   4,000,000 Kroger Co. Notes,
              Puttable Reset Sec.,
              6.00%, 7/1/2000.................................      3,990,000
  10,000,000 Wal-Mart Stores, Inc. Notes,
              6.875%, 8/10/2009...............................     10,056,360
                                                                 ------------
                                                                   21,052,268
                                                                 ------------
             Telecommunication Services & Equipment - 2.9%
   4,500,000 GTE Corp. Debs.,
              6.94%, 4/15/2028................................      4,248,405
  10,000,000 Worldcom, Inc. Sr. Notes,
              6.40%, 8/15/2005................................      9,726,770
                                                                 ------------
                                                                   13,975,175
                                                                 ------------
             Transportation - 1.7%
   3,998,350 Continental Airlines, Passthru Certificates, Ser.
              1999-1,
              Class C,
              6.954%, 2/2/2011................................      3,861,586
   4,250,000 Union Pacific Corp., Notes,
              6.625%, 2/1/2008................................      4,042,634
                                                                 ------------
                                                                    7,904,220
                                                                 ------------
             Total Corporate Bonds
              (cost $82,022,451)..............................     78,894,223
                                                                 ------------

  Principal
   Amount                                                              Value
 MORTGAGE-BACKED SECURITIES - 54.0%
             Federal Agricultural Mortgage Corp. - 0.2%
  $  993,000 MTN, 7.37%, 8/1/2006................................   $  1,006,224
                                                                    ------------
             Federal Home Loan Bank - 1.3%
   5,000,000 5.50%, 4/14/2000....................................      4,995,115
   1,300,000 8.60%, 1/25/2000....................................      1,308,507
                                                                    ------------
                                                                       6,303,622
                                                                    ------------
             Federal Home Loan Mortgage
              Corp. - 23.2%
   9,940,446 6.00%, 2/1/2029.....................................      9,286,365
  39,726,397 6.50%, 9/1/2008 - 2/1/2029..........................     38,515,647
  25,182,032 7.00%, 2/1/2028 - 7/1/2028..........................     24,772,912
   8,500,000 7.36%, 6/5/2007.....................................      8,516,039
  19,754,255 7.50%, 5/1/2027 - 8/1/2028..........................     19,857,349
   2,045,285 8.00%, 7/1/2017 - 4/1/2022..........................      2,099,237
   1,684,269 8.50%, 2/1/2017 - 10/1/2017.........................      1,757,199
   1,491,386 9.00%, 11/1/2019 - 4/1/2021.........................      1,572,660
     566,020 9.50%, 9/1/2020.....................................        608,483
     701,763 10.00%, 12/1/2019 - 8/1/2021........................        762,383
     941,142 10.50%, 12/1/2019...................................      1,015,892
   1,750,822 Gold, 9.00%, 1/1/2017...............................      1,847,117
                                                                    ------------
                                                                     110,611,283
                                                                    ------------
             Federal National Mortgage Assn. - 14.3%
   2,262,000 5.13%, 2/13/2004....................................      2,150,655
  10,000,000 5.75%, 4/15/2003....................................      9,820,850
   2,993,207 6.00%, 2/25/2005 - 5/1/2011.........................      2,937,549
   3,898,004 6.37%, 3/1/2006.....................................      3,830,023
   3,500,000 6.40%, 12/1/2007....................................      3,363,332
   3,145,308 6.50%, 1/1/2024.....................................      3,017,005
  20,966,449 7.00%, 4/1/2011 - 11/1/2026.........................     20,770,312
  11,899,355 7.50%, 2/11/2002 - 5/1/2027.........................     11,986,047
   4,230,961 8.00%, 8/1/2025.....................................      4,316,342
     758,235 9.50%, 6/1/2022.....................................        807,276
     625,400 11.00%, 1/1/2016....................................        690,404
   4,480,000 MTN, 6.16%, 4/3/2001................................      4,483,777
                                                                    ------------
                                                                      68,173,572
                                                                    ------------
             Government National Mortgage Assn. - 15.0%
  15,483,084 6.00%, 2/20/2028 - 2/20/2029........................     14,365,262
  13,853,863 6.50%, 10/15/2025 - 5/20/2028.......................     13,278,117
  15,080,259 7.00%, 12/15/2022 - 3/15/2028.......................     14,818,169
   7,070,469 7.50%, 2/15/2022 - 8/15/2023........................      7,099,032
  11,136,472 8.00%, 9/15/2009 - 9/15/2026........................     11,417,125
   5,241,324 8.50%, 12/15/2021 - 7/15/2024.......................      5,468,698
   2,511,180 9.00%, 1/15/2020 - 9/15/2021........................      2,645,599
   1,965,556 9.50%, 1/15/2019 - 2/15/2021........................      2,110,551
     540,420 10.00%, 12/15/2018..................................        589,914
                                                                    ------------
                                                                      71,792,467
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $262,410,643)................................    257,887,168
                                                                    ------------

                                   EVERGREEN
                              U.S. Government Fund

                       Schedule of Investments(continued)
                          October 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value
 U.S. TREASURY OBLIGATIONS - 28.4%
             U.S. Treasury Bonds:
 $ 7,995,000 6.13%, 8/15/2029....................................   $  7,965,019
  15,100,000 8.50%, 2/15/2020....................................     18,459,750
  11,340,000 8.75%, 8/15/2020....................................     14,210,437
  18,310,000 8.88%, 8/15/2017 - 2/15/2019........................     22,897,884
   5,600,000 9.25%, 2/15/2016....................................      7,127,753
             U.S. Treasury Notes:
  14,550,000 5.38%, 1/31/2000....................................     14,563,648
  21,715,000 6.25%, 4/30/2001 - 6/30/2002........................     21,899,985
   9,750,000 6.63%, 5/15/2007....................................     10,008,989
   2,300,000 7.00%, 7/15/2006....................................      2,402,782
  12,900,000 7.50%, 11/15/2001 - 5/15/2002.......................     13,351,097
   2,500,000 7.88%, 11/15/2004...................................      2,692,970
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $138,383,739)................................    135,580,314
                                                                    ------------

 Principal
  Amount                                                             Value
 REPURCHASE AGREEMENT - 0.1%
 $805,953  Societe Generale 5.22%, Dated 10/29/1999, due
            11/01/1999, maturity value $806,304 (b)
            (cost $805,953)....................................   $    805,953
                                                                  ------------

             Total Investments -
              (cost $483,622,786).........................    99.0%  473,167,658
             Other Assets and
              Liabilities - net...........................     1.0     4,645,270
                                                             -----  ------------
             Net Assets...................................   100.0% $477,812,928
                                                             =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The repurchase agreement is fully collaterized by $816,000 U.S. Treasury Notes, 3.375% -- 4.00%, 10/31/2000 -- 01/15/2007 respectively; value in-
    cluding accrued interest $807,985.

Summary of Abbreviations:
MTN  Medium Term Note

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds

                      Statements of Assets and Liabilities
                          October 31, 1999 (Unaudited)

                          Diversified                  Strategic
                              Bond       High Yield      Income     U.S. Government
                              Fund          Fund          Fund           Fund
-----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $438,674,852  $428,022,388  $302,886,546   $483,622,786
 Net unrealized losses
  on securities.........   (13,425,893)  (31,327,530)  (17,407,306)   (10,455,128)
-----------------------------------------------------------------------------------
 Market value of
  securities............   425,248,959   396,694,858   285,479,240    473,167,658
 Cash...................           724             0           572              0
 Receivable for
  securities sold.......     1,005,040     2,298,499     2,859,005         30,456
 Receivable for Fund
  shares sold...........       119,516       443,052       453,445        510,238
 Dividends and interest
  receivable............     7,125,336     7,245,486     5,387,263      5,832,483
 Receivable for closed
  forward foreign
  currency exchange
  contracts.............         2,118             0             0              0
 Unrealized gains on
  forward foreign
  currency exchange
  contracts.............        55,595             0             0              0
 Prepaid expenses and
  other assets..........       197,089       154,370        78,395        124,419
-----------------------------------------------------------------------------------
   Total assets..........  433,754,377   406,836,265   294,257,920    479,665,254
-----------------------------------------------------------------------------------
Liabilities
 Distributions payable..       937,173     1,277,404       761,510        664,456
 Payable for securities
  purchased.............       995,650     3,339,667     2,068,083              0
 Payable for Fund shares
  redeemed..............       388,432       575,734       902,709        907,127
 Payable for closed
  forward foreign
  currency exchange
  contracts.............             0             0       153,231              0
 Payable for securities
  on loan...............     8,861,950    46,457,304     7,478,802              0
 Advisory fee payable...       200,951       206,581        94,908        203,722
 Distribution Plan
  expenses payable......       150,216        75,716        93,779         64,973
 Due to other related
  parties...............             0             0             0         10,417
 Foreign taxes payable..             0             0        11,054              0
 Accrued expenses and
  other liabilities.....       247,330       168,315        90,169          1,631
-----------------------------------------------------------------------------------
   Total liabilities......  11,781,702    52,100,721    11,654,245      1,852,326
-----------------------------------------------------------------------------------
Net assets..............  $421,972,675  $354,735,544  $282,603,675   $477,812,928
===================================================================================
Net assets represented by
 Paid-in capital........  $522,695,797  $700,571,695  $387,711,614   $517,830,543
 Undistributed
  (overdistributed) net
  investment income.....     2,405,702    (2,627,429)   (1,483,287)      (187,069)
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions..........   (89,758,779) (311,881,192)  (86,212,906)   (29,375,418)
 Net unrealized losses
  on securities and
  foreign currency
  related transactions..   (13,370,045)  (31,327,530)  (17,411,746)   (10,455,128)
-----------------------------------------------------------------------------------
Total net assets........  $421,972,675  $354,735,544  $282,603,675   $477,812,928
===================================================================================
Net assets consists of
 Class A................  $381,658,505  $305,826,079  $148,066,029   $ 99,959,458
 Class B................    38,124,233    43,519,669   118,372,471    108,707,473
 Class C................       566,212     1,569,225    14,998,482      5,323,027
 Class Y................     1,623,725     3,820,571     1,166,693    263,822,970
-----------------------------------------------------------------------------------
Total net assets........  $421,972,675  $354,735,544  $282,603,675   $477,812,928
===================================================================================
Shares outstanding
 Class A................    26,135,230    80,090,114    23,208,301     10,778,650
 Class B................     2,610,627    11,397,198    18,497,765     11,721,964
 Class C................        38,773       410,934     2,347,400        573,981
 Class Y................       111,188     1,000,548       186,159     28,448,134
-----------------------------------------------------------------------------------
Net asset value per share
 Class A................  $      14.60  $       3.82  $       6.38   $       9.27
-----------------------------------------------------------------------------------
 Class A - Offering
  price (based on sales
  charge of 4.75%)......  $      15.33  $       4.01  $       6.70   $       9.73
===================================================================================
 Class B................  $      14.60  $       3.82  $       6.40   $       9.27
===================================================================================
 Class C................  $      14.60  $       3.82  $       6.39   $       9.27
===================================================================================
 Class Y................  $      14.60  $       3.82  $       6.27   $       9.27
===================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds

                            Statements of Operations
                 Six Months Ended October 31, 1999 (Unaudited)

                          Diversified    High Yield    Strategic    U.S. Government
                           Bond Fund        Fund      Income Fund        Fund
-----------------------------------------------------------------------------------
Investment income
 Interest...............  $ 17,251,650  $ 18,352,491  $ 13,317,623   $ 14,640,968
 Dividends..............             0       351,650             0              0
-----------------------------------------------------------------------------------
Total investment
 income.................    17,251,650    18,704,141    13,317,623     14,640,968
-----------------------------------------------------------------------------------
Expenses
 Advisory fee...........     1,271,906     1,186,349       932,620      1,087,195
 Distribution Plan
  expenses..............       714,708       648,554       886,157        699,856
 Administrative services
  fees..................        23,932        23,179        14,908         51,146
 Transfer agent fee.....       638,029       605,411       317,059        176,327
 Trustees' fees and
  expenses..............         5,038         3,818         2,989          4,806
 Printing and postage
  expenses..............        42,850        31,010        25,719         37,754
 Custodian fee..........        86,387        65,323       100,054         61,119
 Registration and filing
  fees..................        36,583        46,976        23,463         39,809
 Professional fees......        15,897        10,281         8,092         15,073
 Other..................        41,715        37,404         9,476         35,016
-----------------------------------------------------------------------------------
  Total expenses.........    2,877,045     2,658,305     2,320,537      2,208,101
  Less: Fee credits......      (19,789)      (15,319)      (12,571)        (7,917)
        Fee waivers..........        0             0      (754,663)             0
-----------------------------------------------------------------------------------
  Net expenses...........    2,857,256     2,642,986     1,553,303      2,200,184
-----------------------------------------------------------------------------------
 Net investment income..    14,394,394    16,061,155    11,764,320     12,440,784
-----------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
  Securities.............  (10,551,407)   (5,728,603)  (10,724,465)    (3,389,807)
  Foreign currency
  related transactions..       528,666         3,410      (487,600)             0
-----------------------------------------------------------------------------------
 Net realized losses on
  securities and foreign
  currency related
  transactions..........   (10,022,741)   (5,725,193)  (11,212,065)    (3,389,807)
-----------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..   (16,532,244)  (16,316,903)   (6,482,219)   (11,152,881)
-----------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..   (26,554,985)  (22,042,096)  (17,694,284)   (14,542,688)
-----------------------------------------------------------------------------------
 Net decrease in net
  assets resulting from
  operations............  $(12,160,591) $ (5,980,941) $ (5,929,964)  $ (2,101,904)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds

                      Statements of Changes in Net Assets
                 Six Months Ended October 31, 1999 (Unaudited)

                          Diversified    High Yield    Strategic    U.S. Government
                           Bond Fund        Fund      Income Fund        Fund
-----------------------------------------------------------------------------------
Operations
 Net investment income..  $ 14,394,394  $ 16,061,155  $ 11,764,320   $  12,440,784
 Net realized losses on
  securities and foreign
  currency related
  transactions..........   (10,022,741)   (5,725,193)  (11,212,065)     (3,389,807)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..   (16,532,244)  (16,316,903)   (6,482,219)    (11,152,881)
-----------------------------------------------------------------------------------
  Net decrease in net
  assets resulting from
  operations............   (12,160,591)   (5,980,941)   (5,929,964)     (2,101,904)
-----------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
   Class A................ (13,388,235)  (14,947,807)   (6,893,592)     (2,188,508)
   Class B................  (1,172,872)   (1,920,436)   (4,888,015)     (2,926,364)
   Class C................     (15,974)      (71,962)     (636,175)       (138,131)
   Class Y................     (87,056)     (177,880)      (58,776)     (7,227,393)
-----------------------------------------------------------------------------------
   Total distributions to
   shareholders..........  (14,664,137)  (17,118,085)  (12,476,558)    (12,480,396)
-----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    10,625,006    28,877,097    51,910,482      68,342,155
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     8,552,727     9,242,548     7,948,878       9,237,577
 Payment for shares
  redeemed..............   (62,359,913)  (67,729,216)  (59,621,549)   (118,859,762)
 Net asset value of
  shares issued in
  acquisition...........             0             0             0     134,184,956
-----------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   (43,182,180)  (29,609,571)      237,811      92,904,926
-----------------------------------------------------------------------------------
    Total increase
    (decrease) in net
    assets...............  (70,006,908)  (52,708,597)  (18,168,711)     78,322,626
Net assets
 Beginning of period....   491,979,583   407,444,141   300,772,386     399,490,302
-----------------------------------------------------------------------------------
 End of period..........  $421,972,675  $354,735,544  $282,603,675   $ 477,812,928
-----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $  2,405,702  $ (2,627,429) $ (1,483,287)  $    (187,069)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds

                      Statements of Changes in Net Assets
                           Year Ended April 30, 1999

                                                                                  U.S.
                             Diversified Bond  High Yield    Strategic Income  Government
                                   Fund           Fund             Fund           Fund
--------------------------------------------------------------------------------------------
  Operations
   Net investment income..    $  32,227,280   $  37,489,359   $  21,300,248   $  20,420,596
   Net realized gains or
    losses on securities
    and foreign currency
    related transactions..       (2,756,805)    (32,992,679)     (2,750,711)     (3,174,666)
   Net change in
    unrealized losses on
    securities and foreign
    currency related
    transactions..........      (11,399,726)    (17,420,079)    (15,938,209)        (70,943)
--------------------------------------------------------------------------------------------
   Net increase (decrease)
    in net assets
    resulting from
    operations............       18,070,749     (12,923,399)      2,611,328      17,174,987
--------------------------------------------------------------------------------------------
  Distributions to
   shareholders from
   Net investment income
    Class A................     (28,965,373)    (32,234,535)    (12,896,911)     (2,526,898)
    Class B................      (3,394,507)     (5,689,291)     (7,428,231)     (6,471,126)
    Class C................         (14,128)       (108,780)     (1,164,628)       (286,185)
    Class Y................         (18,815)       (586,532)       (179,221)    (11,283,844)
--------------------------------------------------------------------------------------------
   Total distributions to
    shareholders..........      (32,392,823)    (38,619,138)    (21,668,991)    (20,568,053)
--------------------------------------------------------------------------------------------
  Capital share
   transactions
   Proceeds from shares
    sold..................       41,955,901      78,304,005      85,889,098     175,698,259
   Payment for shares
    redeemed..............     (125,778,077)   (158,882,006)   (108,306,974)   (145,952,368)
   Net asset value of
    shares issued in
    reinvestment of
    distributions.........       18,434,939      21,076,105      14,412,889      14,956,563
   Net asset value of
    shares issued in
    acquisition...........                0               0               0      25,935,637
--------------------------------------------------------------------------------------------
   Net increase (decrease)
    in net assets
    resulting from capital
    share transactions....      (65,387,237)    (59,501,896)     (8,004,987)     70,638,091
--------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets................      (79,709,311)   (111,044,433)    (27,062,650)     67,245,025
  Net assets
   Beginning of period....      571,688,894     518,488,574     327,835,036     332,245,277
--------------------------------------------------------------------------------------------
   End of period..........    $ 491,979,583   $ 407,444,141   $ 300,772,386   $ 399,490,302
--------------------------------------------------------------------------------------------
  Undistributed
   (overdistributed) net
   investment income......    $   2,675,445   $  (1,570,499)  $    (771,049)  $    (147,457)
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

              Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Long Term Bond Funds consist of Evergreen Diversified Bond Fund ("Diversified Bond Fund"), Evergreen High Yield Bond Fund ("High Yield Fund"), Evergreen Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available, including re-stricted securities, are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, each Fund, except for U.S. Government Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, each Fund, except for U.S. Government Fund, may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segre-gated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts
Each Fund, except for U.S. Government Fund, may enter into forward foreign cur-rency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations un-der the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisors will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Diversified Bond Fund, High Yield Fund and Strategic Income Fund. In return for providing investment management and admin-istrative services to the Funds, the Funds pay EIMC a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per an-num as net assets increase, to the average daily net assets of each Fund.

First Union National Bank ("FUNB"), a subsidiary of First Union, serves as the investment advisor to the U.S. Government Fund and is paid a management fee that is calculated daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

During the six months ended October 31, 1999, the amount of investment advisory fees waived by the investment advisor for the Strategic Income Fund was $754,663 and the impact on the Fund's expense ratio represented as a percentage of its average net asset was 0.51%.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the U.S. Government Fund are enti-tled to an annual fee based on the average daily net assets of the funds admin-istered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-ad-ministration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets, of the Fund. During the six months ended October 31, 1999, the U.S. Government Fund paid or accrued for administrative and sub-administra-tive services $41,500 and $9,646, respectively.

During the six months ended October 31, 1999, the Diversified Bond Fund, High Yield Fund and Strategic Income Fund reimbursed EIMC for certain administration and accounting expenses of $23,932, $23,179 and $14,908, respectively.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distributions fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for shareholder serv-ice fees. Class B and Class C incur distribution fees equal to 1.00% of the av-erage daily net assets of each class. Of this amount 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution related costs. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the six months ended October 31, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                               Class A  Class B  Class C
                                               -------------------------
         Diversified Bond Fund................ $510,213 $201,732 $ 2,763
         High Yield Fund......................  410,423  229,500   8,631
         Strategic Income Fund................  196,625  610,280  79,252
         U.S. Government Fund.................   94,141  578,417  27,298

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 30, 1999, U.S. Government Fund ac-quired all of the assets and assumed certain liabilities of Evergreen Interme-diate Term Government Securities Fund, in an exchange for Class A, Class B, Class C, and Class Y shares of U.S. Government Fund.

Effective on the close of business on July 24, 1998, U.S. Government Fund ac-quired all of the assets and assumed certain liabilities of CoreFund Government Income Fund, in an exchange for Class A and Class Y shares of U.S. Government Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                                 Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                       Acquired Fund              Assets Acquired Shares Issued Appreciation After Acquisition
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund.... Evergreen Intermediate Term Government
                          Securities Fund                        $134,184,956    $14,425,715    $677,705     $500,286,037
U.S. Government Fund.... CoreFund Government Income Fund           25,935,637      2,618,772     441,185      333,331,520

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Diversified Bond Fund

                               Six Months Ended             Year Ended
                               October 31, 1999           April 30, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............     301,132  $  4,500,969     810,400  $ 12,761,419
Automatic conversion of
 Class B shares to Class A
 shares...................           0             0   1,403,087    22,326,396
Shares issued in
 reinvestment of
 distributions............     526,309     7,815,671   1,050,314    16,640,863
Shares redeemed...........  (3,397,475)  (50,710,715) (6,059,378)  (95,987,811)
-------------------------------------------------------------------------------
Net decrease..............  (2,570,034) $(38,394,075) (2,795,577) $(44,259,133)
-------------------------------------------------------------------------------
Class B
Shares sold...............     312,324  $  4,658,610   1,481,322  $ 23,510,009
Automatic conversion of
 Class B shares to Class A
 shares...................           0             0  (1,403,103)  (22,326,396)
Shares issued in
 reinvestment of
 distributions............      44,619       663,185     112,383     1,783,925
Shares redeemed...........    (571,555)   (8,527,818) (1,768,907)  (28,085,274)
-------------------------------------------------------------------------------
Net decrease..............    (214,612) $ (3,206,023) (1,578,305) $(25,117,736)
-------------------------------------------------------------------------------
Class C
Shares sold...............      37,027  $    556,260     138,285  $  2,182,664
Shares reinvestment of
 distributions............         774        11,502         515         8,103
Shares redeemed...........     (31,267)     (467,080)   (107,994)   (1,704,992)
-------------------------------------------------------------------------------
Net increase..............       6,534  $    100,682      30,806  $    485,775
-------------------------------------------------------------------------------
Class Y
Shares sold...............      60,425  $    909,167     224,176  $  3,501,809
Shares reinvestment of
 distributions............       4,210        62,369         130         2,048
Shares redeemed...........    (178,166)   (2,654,300)          0             0
-------------------------------------------------------------------------------
Net increase (decrease)...    (113,531) $ (1,682,764)    224,306  $  3,503,857
-------------------------------------------------------------------------------

High Yield Fund

                              Six Months Ended              Year Ended
                              October 31, 1999            April 30, 1999
                          -------------------------  --------------------------
                            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............    5,708,962  $ 22,288,806   10,094,180  $  41,192,593
Automatic conversion of
 Class B shares to Class
 A shares...............            0             0    6,527,645     26,263,616
Shares issued in
 reinvestment of
 distributions..........    2,128,825     8,333,185    4,394,074     18,091,076
Shares redeemed.........  (14,855,697)  (58,307,653) (26,735,454)  (111,365,821)
--------------------------------------------------------------------------------
Net decrease............   (7,017,910) $(27,685,662)  (5,719,555) $ (25,818,536)
--------------------------------------------------------------------------------
Class B
Shares sold.............    1,361,323  $  5,365,186    5,817,765  $  24,157,421
Automatic conversion of
 Class B shares to Class
 A shares...............            0             0   (6,527,509)   (26,263,616)
Shares issued in
 reinvestment of
 distributions..........      222,116       870,796      634,514      2,622,487
Shares redeemed.........   (1,943,331)   (7,645,934)  (9,466,402)   (40,138,947)
--------------------------------------------------------------------------------
Net decrease............     (359,892) $ (1,409,952)  (9,541,632) $ (39,622,655)
--------------------------------------------------------------------------------
Class C
Shares sold.............       56,726  $    222,732      557,106  $   2,273,186
Shares issued in
 reinvestment of
 distributions..........        8,561        33,532       14,724         60,244
Shares redeemed.........     (146,798)     (582,503)    (334,216)    (1,416,061)
--------------------------------------------------------------------------------
Net increase
 (decrease).............      (81,511) $   (326,239)     237,614  $     917,369
--------------------------------------------------------------------------------
Class Y
Shares sold.............      253,352  $  1,000,373    2,455,775  $  10,680,805
Shares reinvestment of
 distributions..........        1,291         5,035       75,454        302,298
Shares redeemed.........     (300,027)   (1,193,126)  (1,489,709)    (5,961,177)
--------------------------------------------------------------------------------
Net increase
 (decrease).............      (45,384) $   (187,718)   1,041,520  $   5,021,926
--------------------------------------------------------------------------------

Strategic Income Fund

                               Six Months Ended             Year Ended
                               October 31, 1999           April 30, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   4,021,631  $ 26,415,046   4,490,832  $ 31,196,519
Automatic conversion of
 Class B shares to Class A
 shares...................           0             0     106,795       731,977
Shares issued in
 reinvestment of
 distributions............     719,510     4,682,352   1,347,956     9,273,511
Shares redeemed...........  (5,423,948)  (35,410,967) (8,900,411)  (61,611,376)
-------------------------------------------------------------------------------
Net decrease..............    (682,807) $ (4,313,569) (2,954,828) $(20,409,369)
-------------------------------------------------------------------------------
Class B
Shares sold...............   3,059,804  $ 20,145,970   6,845,207  $ 47,103,443
Automatic conversion of
 Class B shares to Class A
 shares...................           0             0    (106,478)     (731,977)
Shares issued in
 reinvestment of
 distributions............     442,566     2,888,363     630,620     4,349,322
Shares redeemed...........  (2,721,248)  (17,809,937) (5,266,886)  (36,464,325)
-------------------------------------------------------------------------------
Net increase..............     781,122  $  5,224,396   2,102,463  $ 14,256,463
-------------------------------------------------------------------------------
Class C
Shares sold...............     776,970  $  5,126,969     840,483  $  5,711,444
Shares issued in
 reinvestment of
 distributions............      54,556       356,180     104,610       722,285
Shares redeemed...........    (876,474)   (5,756,392) (1,266,465)   (8,731,548)
-------------------------------------------------------------------------------
Net decrease..............     (44,948) $   (273,243)   (321,372) $ (2,297,819)
-------------------------------------------------------------------------------
Class Y
Shares sold...............      32,797  $    222,497     258,852  $  1,877,692
Shares reinvestment of
 distributions............       3,443        21,983      10,086        67,771
Shares redeemed...........     (98,509)     (644,253)   (225,476)   (1,499,725)
-------------------------------------------------------------------------------
Net increase (decrease)...     (62,269) $   (399,773)     43,462  $    445,738
-------------------------------------------------------------------------------

U.S. Government Fund

                               Six Months Ended             Year Ended
                               October 31, 1999           April 30, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold................  4,139,193  $ 38,745,576   5,406,579  $ 52,883,440
Shares issued in
 reinvestment of
 distributions.............    162,866     1,515,773     168,051     1,647,529
Shares redeemed............ (5,426,441)  (50,732,140) (4,877,937)  (47,734,643)
Shares issued in
 acquisition of:
 Evergreen Intermediate
  Term Government
  Securities Fund..........  6,906,702    64,243,013           0             0
 CoreFund Government Income
  Fund.....................          0             0     151,299     1,515,281
-------------------------------------------------------------------------------
Net increase...............  5,782,320  $ 53,772,222     847,992  $  8,311,607
-------------------------------------------------------------------------------
Class B
Shares sold................    874,122  $  8,152,642   2,842,599  $ 27,942,652
Shares issued in
 reinvestment of
 distributions.............    184,787     1,725,073     368,042     3,607,463
Shares redeemed............ (2,371,781)  (22,134,268) (3,936,185)  (38,555,032)
Shares issued in
 acquisition of Evergreen
 Intermediate Term
 Government
 Securities Fund...........    264,531     2,460,670           0             0
-------------------------------------------------------------------------------
Net decrease............... (1,048,341) $ (9,795,883)   (725,544) $ (7,004,917)
-------------------------------------------------------------------------------
Class C
Shares sold................     95,218  $    894,047     393,743  $  3,869,388
Shares issued in
 reinvestment of
 distributions.............      8,810        82,293      17,708       173,559
Shares redeemed............   (141,880)   (1,330,312)   (417,897)   (4,094,589)
Shares issued in
 acquisition of Evergreen
 Intermediate Term
 Government
 Securities Fund...........     29,477       274,194           0             0
-------------------------------------------------------------------------------
Net decrease...............     (8,375) $    (79,778)     (6,446) $    (51,642)
-------------------------------------------------------------------------------
Class Y
Shares sold................  2,196,424  $ 20,549,890   9,295,417  $ 91,002,779
Shares reinvestment of
 distributions.............    634,102     5,914,438     972,869     9,528,012
Shares redeemed............ (4,763,205)  (44,663,042) (5,686,585)  (55,568,104)
Shares issued in
 acquisition of:
 Evergreen Intermediate
  Term Government
  Securities Fund..........  7,225,005    67,207,079           0             0
 CoreFund Government Income
  Fund.....................          0             0   2,467,473    24,420,356
-------------------------------------------------------------------------------
Net increase...............  5,292,326  $ 49,008,365   7,049,174  $ 69,383,043
-------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended October 31, 1999:

                               Cost of Purchases        Proceeds from Sales
                           ------------------------- -------------------------
                               U.S.       Non-U.S.       U.S.       Non-U.S.
                            Government   Government   Government   Government
                           ---------------------------------------------------
          Diversified
           Bond Fund.....  $233,369,001 $177,535,481 $186,378,034 $274,377,549
          High Yield
           Fund..........    13,998,563  193,945,959   13,398,016  227,405,164
          Strategic
           Income Fund...    84,091,148  181,661,424   72,261,605  194,710,135
          U.S. Government
           Fund..........   144,463,712    2,989,849  186,519,835            0

During the six months ended October 31, 1999, the Diversified Bond Fund entered into reverse repurchase agreements. The average daily balance, weighted average interest rate and maximum amount outstanding were as follows:

                                Average Daily   Weighted      Maximum
                                   Balance       Average       Amount
                                 Outstanding  Interest Rate Outstanding*
                                ----------------------------------------
         Diversified Bond
          Fund.................   3,919,188       5.15%     $17,022,902

         -------
         * The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

The Diversified Bond Fund, High Yield Fund and Strategic Income Fund loaned se-curities during the six months ended October 31, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At October 31, 1999, the value of securities on loan and the value of collateral (including accrued interest) amounted to the following:

                                                   Value of
                                                  Securities   Value of
                                                    on Loan   Collateral
                                                -------------------------
         Diversified Bond Fund................... $ 8,634,757 $ 8,861,950
         High Yield Fund.........................  45,193,538  46,457,304
         Strategic Income Fund...................   7,316,243   7,478,802

During the six months ended October 31, 1999, the Diversified Bond Fund, High Yield Fund and Strategic Income Fund earned $10,509, $47,019 and $11,955, re-spectively, in income from securities lending.

On April 30, 1999, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                                     Expiring April 30,
                  Capital Loss -----------------------------------------------------------------------------------------------
                   Carryover       2000        2001        2002         2003        2004        2005       2006       2007
                 -------------------------------------------------------------------------------------------------------------
Diversified Bond
 Fund...........  $ 75,808,000 $        --  $19,436,000 $ 6,153,000 $ 28,736,000 $20,012,000 $      --  $      --  $ 1,471,000
High Yield
 Fund...........   293,910,000  122,350,000         --   44,605,000  105,957,000         --         --         --   20,998,000
Strategic Income
 Fund...........    71,841,000    2,867,000  23,289,000   3,223,000    7,390,000  35,072,000        --         --          --
U.S. Government
 Fund...........    24,521,000          --    1,978,000   6,522,000    3,703,000   2,973,000  3,820,000  3,370,000   2,155,000

8. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average daily net assets were as follows:

                                                    Total
                                                 Fee Credits % of Average
                                                  Received    Net Assets
                                                -------------------------
         Diversified Bond Fund..................   $19,789      0.00%
         High Yield Fund........................    15,319      0.00%
         Strategic Income Fund..................    12,571      0.01%
         U.S. Government Fund...................     7,917      0.00%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administra-tive agent was entitled to a fee of $20,000 per annum which was allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary of emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

The Funds did not borrow under these agreements during the six months ended Oc-tober 31,1999.

11. YEAR 2000

The Funds' investment advisors and other service providers have given represen-tations of readiness and are continuing to take steps to address any year 2000-related computer problems. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                EVERGREEN FUNDS


Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Municipal Income Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund
High Income Fund

Balanced

American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Capital Income and Growth Fund

Growth & Income

Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth

Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund Masters Fund
Omega Fund Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line

800.346.3858

Investor Services

800.343.2898

www.evergreen-funds.com

68805                                                           541075  12/99

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